    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 30, 2003
                                                     REGISTRATION NOS.: 811-2575
                                                                         2-53856
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                /X/
                           PRE-EFFECTIVE AMENDMENT NO.                  / /
                         POST-EFFECTIVE AMENDMENT NO. 41                /X/
                                     AND/OR
               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940                          /X/
                                AMENDMENT NO. 31                        /X/

                                   ----------

                                 MORGAN STANLEY
                             LIQUID ASSET FUND INC.
                            (A MARYLAND CORPORATION)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 869-6397

                                BARRY FINK, ESQ.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   ----------

                                    COPY TO:
                             STUART M. STRAUSS, ESQ.
                          MAYER, BROWN, ROWE & MAW LLP
                                  1675 BROADWAY
                            NEW YORK, NEW YORK 10019

                                   ----------

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Post-Effective Amendment becomes effective. IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)
              /X/ immediately upon filing pursuant to paragraph (b)
              / / on (date) pursuant to paragraph (b) 60
              / / days after filing pursuant to paragraph (a) on / / (date) pursuant to paragraph (a)(2) of rule 485.

            AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

================================================================================

[GRAPHIC]


MORGAN STANLEY FUNDS



MORGAN STANLEY LIQUID ASSET FUND


A MONEY MARKET FUND THAT SEEKS TO PROVIDE HIGH CURRENT INCOME, PRESERVATION OF CAPITAL AND LIQUIDITY


[MORGAN STANLEY LOGO]



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



PROSPECTUS


OCTOBER 30, 2003

CONTENTS


THE FUND

     Investment Objectives                                                     1

     Principal Investment Strategies                                           1

     Principal Risks                                                           2

     Past Performance                                                          3

     Fees and Expenses                                                         4

     Fund Management                                                           4

SHAREHOLDER INFORMATION

     Pricing Fund Shares                                                       5

     How To Buy Shares                                                         5

     How To Exchange Shares                                                    7

     How To Sell Shares                                                        9

     Distributions                                                            11

     Tax Consequences                                                         12

FINANCIAL HIGHLIGHTS                                                          13

MORGAN STANLEY FUNDS                                           Inside Back Cover



This PROSPECTUS contains important information about the fund. Please read it carefully and keep it for future reference.

THE FUND

INVESTMENT OBJECTIVES

[GRAPHIC]

Morgan Stanley Liquid Asset Fund Inc. is a money market fund that seeks to provide high current income, preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

The Fund invests in high quality, short-term debt obligations. In selecting investments, the Fund's "Investment Manager," Morgan Stanley Investment Advisors Inc., seeks to maintain the Fund's share price at $1.00. The share price remaining stable at $1.00 means that the Fund would preserve the principal value of your investment.

The Fund's investments include the following money market securities:


-  Commercial paper.

-  Corporate obligations.

- Debt obligations of U.S.-regulated banks and instruments secured by those obligations. These investments include certificates of deposit.

-  Certificates of deposit of savings banks and savings and loan associations.

- Debt obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or its instrumentalities ("U.S. Government Securities").


- Repurchase agreements, which may be viewed as a type of secured lending by the Fund.


The U.S. Government Securities that the Fund may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. government. In addition, the Fund may purchase securities issued by agencies and instrumentalities of the U.S. government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Associations ("Ginnie Mae") and the Federal Housing Administration. The Fund may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow to meet its obligations from the U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Association ("Freddie Mac") and the Federal Home Loan Bank. Further, certain Funds may purchase securities issued by agencies and

[SIDENOTE]

MONEY MARKET

A MUTUAL FUND HAVING THE GOAL TO SELECT SECURITIES TO PROVIDE CURRENT INCOME WHILE SEEKING TO MAINTAIN A STABLE SHARE PRICE OF $1.00.

YIELD

THE FUND'S YIELD REFLECTS THE ACTUAL INCOME THE FUND PAYS TO YOU EXPRESSED AS A PERCENTAGE OF THE FUND'S SHARE PRICE. BECAUSE THE FUND'S INCOME FROM ITS PORTFOLIO SECURITIES WILL FLUCTUATE, THE INCOME IT IN TURN DISTRIBUTES TO YOU AND THE FUND'S YIELD WILL VARY.

instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.


PRINCIPAL RISKS

[GRAPHIC]

There is no assurance that the Fund will achieve its investment objectives. Shares of the Fund are not bank deposits and are not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in the Fund.


CREDIT AND INTEREST RATE RISKS. Principal risks of investing in the Fund are associated with its debt obligation investments. All debt obligations, such as money market securities, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.

The Investment Manager actively manages the Fund's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. The Fund's assets are reviewed to maintain or improve creditworthiness. In addition, federal regulations require money market funds to invest only in debt obligations of high quality and short-term maturities.

PAST PERFORMANCE

[GRAPHIC]

The bar chart and table below provide some indication of the risks of investing in the Fund. For the Fund's most recent 7-day annualized yield, you may call
(800) 869-NEWS. The Fund's past performance does not indicate how the Fund will perform in the future.

[CHART]

ANNUAL TOTAL RETURNS--CALENDAR YEARS

1993       2.65%
1994       3.76%
1995       5.61%
1996       5.09%
1997       5.21%
1998       5.17%
1999       4.79%
2000       6.01%
2001       4.03%
2002       1.33%


During the periods shown in the bar chart, the highest return for a calendar quarter was 1.53% (quarter ended September 30, 2000) and the lowest return for a calendar quarter was 0.28% (quarter ended December 31, 2002). Year-to-date total return as of September 30, 2003, was 0.51%.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2002)



                                     PAST 1 YEAR    PAST 5 YEARS   PAST 10 YEARS
Liquid Asset Fund                       1.33%           4.25%         4.35%


[SIDENOTE]

ANNUAL TOTAL RETURNS

THIS CHART SHOWS HOW THE PERFORMANCE OF THE FUND'S SHARES HAS VARIED FROM YEAR TO YEAR OVER THE PAST 10 CALENDAR YEARS.

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS.

FEES AND EXPENSES

[GRAPHIC]

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is a no-load fund. The Fund does not impose any sales charges and does not impose account or exchange fees.

ANNUAL FUND OPERATING EXPENSES

Management Fee                                                           0.26%
-------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                    0.10%
-------------------------------------------------------------------------------
Other expenses                                                           0.20%
-------------------------------------------------------------------------------
Total annual Fund operating expenses                                     0.56%

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

       1 YEAR       3 YEARS       5 YEARS       10 YEARS
        $ 57         $ 179         $ 313         $ 701

FUND MANAGEMENT

[GRAPHIC]


The Fund has retained the Investment Manager--Morgan Stanley Investment Advisors Inc.--to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020. Morgan Stanley is a full service firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended August 31, 2003 the Fund accrued total compensation to the Investment Manager amounting to 0.26% of the Fund's average daily net assets.


[SIDENOTE]

ANNUAL FUND OPERATING EXPENSES


THESE EXPENSES ARE DEDUCTED FROM THE FUND'S ASSETS AND ARE BASED ON EXPENSES PAID FOR THE FISCAL YEAR ENDED AUGUST 31, 2003.


MORGAN STANLEY INVESTMENT ADVISORS INC.


THE INVESTMENT MANAGER IS WIDELY RECOGNIZED AS A LEADER IN THE MUTUAL FUND INDUSTRY AND HAD APPROXIMATELY $115 BILLION IN ASSETS UNDER MANAGEMENT OR ADMINISTRATION AS OF SEPTEMBER 30, 2003.

SHAREHOLDER INFORMATION

PRICING FUND SHARES

[GRAPHIC]

The price of Fund shares, called "net asset value," is based on the amortized cost of the Fund's portfolio securities. The amortized cost valuation method involves valuing a debt obligation in reference to its cost, rather than market forces.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

HOW TO BUY SHARES


[GRAPHIC]


You may open a new account to buy Fund shares or buy additional Fund shares for an existing account in several ways. When you buy Fund shares, the shares are purchased at the next share price calculated after we receive your purchase order accompanied by federal or other immediately available funds. You begin earning dividends the business day after the shares are purchased. We reserve the right to reject any order for the purchase of Fund shares.


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. If you are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.


MINIMUM INVESTMENT AMOUNTS

                                                              MINIMUM INVESTMENT
                                                            -----------------------
INVESTMENT OPTIONS                                          INITIAL      ADDITIONAL
Regular Accounts                                            $ 5,000         $ 100
-----------------------------------------------------------------------------------
Individual Retirement Account                               $ 1,000         $ 100
-----------------------------------------------------------------------------------
Coverdell Education Savings Account                         $   500         $ 100
-----------------------------------------------------------------------------------
EASYINVEST(SM)
(Automatically from your checking or savings account)    not available      $ 100

There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's

[SIDENOTE]

CONTACTING A FINANCIAL ADVISOR


IF YOU ARE NEW TO THE MORGAN STANLEY FUNDS AND WOULD LIKE TO CONTACT A MORGAN STANLEY FINANCIAL ADVISOR, CALL TOLL-FREE 1-866-MORGAN8 FOR THE TELEPHONE NUMBER OF THE MORGAN STANLEY OFFICE NEAREST YOU. YOU MAY ALSO ACCESS OUR OFFICE LOCATOR ON OUR INTERNET SITE AT: www.morganstanley.com/funds distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code and (ii) certain other investment programs that do not charge an asset-based fee, or (4) employer-sponsored employee benefit plan accounts.

INVESTMENT
OPTIONS               PROCEDURES
-------------------------------------------------------------------------------------------------------------------------------
CONTACT YOUR          NEW ACCOUNTS AND SUBSEQUENT INVESTMENTS
FINANCIAL ADVISOR     You may buy Fund shares by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund.

BY MAIL               NEW ACCOUNTS
                      To open a new account to buy Fund shares:
                      - Complete and sign the attached Application.
                      - Make out a check for the investment amount to Morgan Stanley Liquid Asset Fund Inc.
                      - Mail the Application and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.

                      SUBSEQUENT INVESTMENTS
                      To buy additional shares for an existing Fund account:
                      - Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number and the social security or tax identification number, and the additional investment amount. The letter must be signed by the account owner(s).
                      - Make out a check for the investment amount to Morgan Stanley Liquid Asset Fund Inc.
                      - Mail the letter and check to Morgan Stanley Trust at the same address as for new accounts.

BY WIRE               NEW ACCOUNTS
                      To open a new account to buy Fund shares:
                      - Mail the attached Application, completed and signed, to Morgan Stanley Trust at P.O. Box 1040,
                        Jersey City, NJ 07303.
                      - Before sending instructions by wire, call us at (800) 869-NEWS advising us of your purchase and to confirm we have received your Application (at that time we will provide you with a new account number).
                      - Wire the instructions specifying the name of the Fund and your account number, along with the additional investment amount, to The Bank of New York, for credit to the account of "Morgan Stanley Trust,
                        Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311, Account No. 8900188413."

                      (When you buy Fund shares, wire purchase instructions received by Morgan Stanley Trust prior to 12:00 noon
                      Eastern time are normally effective that day and wire purchase instructions received after 12:00 noon are normally effective the next business day.)

                      SUBSEQUENT INVESTMENTS
                      To buy additional shares for an existing Fund account:
                      - Before sending instructions by wire, call us at (800) 869-NEWS advising us of your purchase.
                      - Wire the instructions specifying the name of the Fund and your account number, along with the investment amount, to The Bank of New York, for credit to the account of Morgan Stanley Trust in the same manner as opening an account.

                      (Also, when you buy additional Fund shares, wire purchase instructions received by Morgan Stanley Trust prior to 12:00 noon Eastern time are normally effective that day and wire purchase instructions received after 12:00 noon are normally effective the next business day.)

INVESTMENT
OPTIONS               PROCEDURES
-------------------------------------------------------------------------------------------------------------------------------
EASYINVEST(SM)        NEW ACCOUNTS
(AUTOMATICALLY        This program is not available to open a new Fund account or a new account of another Money Market Fund.
FROM YOUR
CHECKING OR
SAVINGS ACCOUNT)      SUBSEQUENT INVESTMENTS
                      EASYINVEST(SM) A purchase plan that allows you to transfer money automatically from your checking or savings account on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial
                      Advisor for further information about this service.

ADDITIONAL PURCHASE INFORMATION. If you are a customer of Morgan Stanley DW Inc. ("Morgan Stanley DW") or another authorized dealer of Fund shares, you may upon request: (a) have the proceeds from the sale of listed securities invested in Fund shares the day after you receive the proceeds; and (b) pay for the purchase of certain listed securities by automatic sale of Fund shares that you own. If you are a customer of Morgan Stanley DW or another authorized dealer of the Fund's shares, you may have cash balances in your securities account of $1,000 or more automatically invested in shares of the Fund on the next business day after the balance is accrued in your account. Cash balances of less than $1,000 may be automatically invested in Fund shares on a weekly basis.

PLAN OF DISTRIBUTION. The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

HOW TO EXCHANGE SHARES

[GRAPHIC]


PERMISSIBLE FUND EXCHANGES. You may only exchange shares of the Fund for shares of other continuously offered Morgan Stanley Funds if the Fund shares were acquired in an exchange of shares initially purchased in a Multi-Class Fund or an FSC Fund (subject to a front-end sales charge). In that case, the shares may be subsequently re-exchanged for shares of the same Class of any Multi-Class Fund or an FSC Fund or for shares of another Money Market Fund, a No-Load Fund or the Limited Duration U.S. Treasury Trust. Of course, if an exchange is not permitted, you may sell shares of the Fund and buy another Fund's shares with the proceeds.

See the inside back cover of this PROSPECTUS for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or an FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation. For purposes of exchanges, shares of FSC Funds are treated as Class A shares of a Multi-Class Fund.

The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.

EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent--Morgan Stanley Trust--and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Morgan Stanley Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS.


An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, or social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

EXCHANGING SHARES OF ANOTHER FUND SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE ("CDSC"). There are special considerations when you exchange shares subject to a CDSC of another Morgan Stanley Fund for shares of the Fund. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of the Fund will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into the Fund. Nevertheless, if shares subject to a CDSC are exchanged for shares of the Fund, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in the Fund up to the amount of any applicable CDSC. See the prospectus of the fund that charges the CDSC for more details.

LIMITATIONS ON EXCHANGES. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.

HOW TO SELL SHARES


[GRAPHIC]


You can sell some or all of your Fund shares at any time. Your shares will be sold at the next share price calculated after we receive your order to sell as described below.

OPTIONS                     PROCEDURES
-----------------------------------------------------------------------------------------------------------------------------
CONTACT YOUR                To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized
FINANCIAL ADVISOR           financial representative. Payment will be sent to the address to which the account is registered, or deposited in your brokerage account.

CHECK-WRITING OPTION        You may order a supply of blank checks by requesting them on the investment application or by contacting your Morgan Stanley Financial Advisor.

                            Checks may be written in any amount not less than $500. You must sign checks exactly as their shares are registered. If the account is a joint account, the check may contain one signature unless the joint owners have specified on an investment application that all owners are required to sign checks.

                            Payment of check proceeds normally will be made on the next business day after we receive your check in proper form. Shares purchased by check (including a certified or bank cashier's check)
                            are not normally available to cover redemption checks until fifteen days after Morgan Stanley
                            Trust receives the check used for investment. A check will not be honored in an amount exceeding the value of the account at the time the check is presented for payment.

SYSTEMATIC                  If your investment in all of the Morgan Stanley Funds has a total market value of at least
WITHDRAWAL PLAN             $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.

                            To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.

                            When you sell Fund shares through the Systematic Withdrawal Plan, the shares may be subject to a contingent deferred sales charge ("CDSC") if they were obtained in exchange for shares subject to a CDSC of another Morgan Stanley Fund. The CDSC, however, will be waived in an amount up to 12%
                            annually of the Fund's value, although Fund shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. See the prospectus of the fund that charges the CDSC for more details.

INVESTMENT
OPTIONS                     PROCEDURES
-----------------------------------------------------------------------------------------------------------------------------
BY LETTER                   You may also sell your shares by writing a "letter of instruction" that includes:
                            - your account number;
                            - the name of the Fund;
                            - the dollar amount or the number of shares you wish to sell; and
                            - the signature of each owner as it appears on the account.

                            If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley Trust at (800)869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.

                            Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City, NJ 07303.

                            A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.

BY TELEPHONE OR WIRE        To sell shares by telephone or wire, first complete a telephone redemption application designating a bank account. Redemptions for more than $1,000 will be wired to your bank account
                            (your bank may charge a fee for this service). For redemptions for less than $1,000, a check will be mailed to your bank account. For more information or to request a telephone redemption application, call Morgan Stanley Trust at (800) 869-NEWS.


PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended, however, under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.


INVOLUNTARY SALES. The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder whose shares, due to sales by the shareholder, have a value below $1,000. However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed.


MONEY MARKET FUND AUTOMATIC SALE PROCEDURES. If you maintain a brokerage account with Morgan Stanley DW or another authorized dealer of Fund shares, you may elect to have your Fund shares automatically sold from your account to satisfy amounts you owe as a result of purchasing securities or other transactions in your brokerage account.

If you elect to participate by notifying Morgan Stanley DW or another authorized dealer of Fund shares, your brokerage account will be scanned each business day prior to the close of business (4:00 p.m. Eastern time). After any cash balances in the account are applied, a sufficient number of Fund shares may be sold to satisfy any amounts you are obligated to pay to Morgan Stanley DW or another authorized dealer of fund shares. Sales will be effected on the business day before the date you are obligated to make payment, and Morgan Stanley DW or another authorized dealer of Fund shares will receive the sale proceeds on the following day.

EASYINVEST(SM)--AUTOMATIC REDEMPTION. You may invest in shares of certain other Morgan Stanley Funds by subscribing to EASYINVEST(SM), an automatic purchase plan that provides for the automatic investment of any amount from $100 to $5,000 in shares of the specified fund. Under EASYINVEST(SM), you may direct that a sufficient number of shares of the Fund be automatically sold and the proceeds transferred to Morgan Stanley Trust, on a semi-monthly, monthly or quarterly basis, for investment in shares of the specified fund. Sales of your Fund shares will be made on the business day preceding the investment date and Morgan Stanley Trust will receive the proceeds for investment on the day following the sale date.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

DISTRIBUTIONS

[GRAPHIC]


The Fund passes substantially all of its earnings along to its investors as "distributions." The Fund earns interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions;" the Investment Manager does not anticipate that there will be significant capital gain distributions.


The Fund declares income dividends payable on each day the New York Stock Exchange is open for business, of all of its daily net income to shareholders of record as of the close of business the preceding business day. Capital gains, if any, are distributed periodically.

Distributions are reinvested automatically in additional shares of the Fund (rounded to the last 1/100 of a share) and automatically credited to your account unless you request in writing that distributions be paid in cash. If you elect the cash option, the Fund will reinvest the additional shares and credit your account during the month, then redeem the credited amount no later than the last business day of the month, and mail a check to you no later than seven business days after the end of the month. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.

[SIDENOTE]

TARGETED DIVIDENDS(SM)

YOU MAY SELECT TO HAVE YOUR FUND DISTRIBUTIONS AUTOMATICALLY INVESTED IN ANOTHER MORGAN STANLEY FUND THAT YOU OWN. CONTACT YOUR MORGAN STANLEY FINANCIAL ADVISOR FOR FURTHER INFORMATION ABOUT THIS SERVICE.

TAX CONSEQUENCES


[GRAPHIC]


As with any investment, you should consider how your Fund investment will be taxed. The tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when the Fund makes distributions.


Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund. Under recently enacted legislation, ordinary income dividends you receive may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.


Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.


When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this PROSPECTUS this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income for such year.

FINANCIAL HIGHLIGHTS


     The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each year. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


FOR THE YEAR ENDED AUGUST 31,                                2003        2002        2001          2000        1999
SELECTED PER SHARE DATA:
Net asset value, beginning of period                    $    1.00  $     1.00   $    1.00     $    1.00    $   1.00
                                                        ---------  ----------   ---------     ---------    --------
Net income from investment operations                       0.009       0.018       0.051         0.055       0.046
Less dividends from net investment income                  (0.009)     (0.018)+    (0.051)+      (0.055)     (0.046)
                                                        ---------  ----------   ---------     ---------    --------
Net asset value, end of period                          $    1.00  $     1.00   $    1.00     $    1.00    $   1.00
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                 0.86%       1.78%       5.24%         5.69%       4.74%
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses                                                     0.56%       0.56%       0.57%         0.58%       0.59%
Net investment income                                        0.85%       1.76%       5.04%         5.51%       4.61%
SUPPLEMENTAL DATA:
Net assets, end of period, in millions                  $  23,081  $   23,931   $  23,187     $  19,628    $ 17,875
-------------------------------------------------------------------------------------------------------------------

+ INCLUDES CAPITAL GAIN DISTRIBUTION OF LESS THAN $0.001.

NOTES

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                                       14

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                                       15

NOTES

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                                       16

MORGAN STANLEY FUNDS


GLOBAL/INTERNATIONAL FUNDS

European Growth Fund
Fund of Funds--International Portfolio
Global Advantage Fund
Global Dividend Growth Securities
International Fund
International SmallCap Fund
International Value Equity Fund
Japan Fund
Latin American Growth Fund
Pacific Growth Fund


GROWTH FUNDS

Aggressive Equity Fund
American Opportunities Fund
Capital Opportunities Trust
Developing Growth Securities Trust
Growth Fund
KLD Social Index Fund
Market Leader Trust
Nasdaq-100 Index Fund
New Discoveries Fund
Next Generation Trust
Small-Mid Special Value Fund
Special Growth Fund
Special Value Fund

GROWTH + INCOME FUNDS

Allocator Fund
Balanced Growth Fund
Balanced Income Fund
Convertible Securities Trust
Dividend Growth Securities
Equity Fund
Fund of Funds--Domestic Portfolio
Fundamental Value Fund
Income Builder Fund
Mid-Cap Value Fund
S&P 500 Index Fund
Strategist Fund
Total Market Index Fund
Total Return Trust
Value Fund
Value-Added Market Series--Equity Portfolio


INCOME FUNDS

Federal Securities Trust
Flexible Income Trust
High Yield Securities
Limited Duration Fund (NL)
Limited Duration U.S. Treasury Trust
Liquid Asset Fund (MM)
Quality Income Trust
U.S. Government Money Market Trust (MM)
U.S. Government Securities Trust


SPECIALTY FUNDS

Biotechnology Fund
Financial Services Trust
Global Utilities Fund
Health Sciences Trust
Information Fund
Natural Resource Development Securities
Real Estate Fund
Utilities Fund


TAX-FREE INCOME FUNDS

California Tax-Free Daily Income Trust (MM)
California Tax-Free Income Fund
Hawaii Municipal Trust (FSC)
Limited Term Municipal Trust (NL)
Multi-State Municipal Series Trust (FSC)
New York Municipal Money Market Trust (MM)
New York Tax-Free Income Fund
Tax-Exempt Securities Trust
Tax-Free Daily Income Trust (MM)


THERE MAY BE FUNDS CREATED OR TERMINATED AFTER THIS PROSPECTUS WAS PUBLISHED. PLEASE CONSULT THE INSIDE BACK COVER OF A NEW FUND'S PROSPECTUS FOR ITS DESIGNATION, E.G., MULTI-CLASS FUND OR MONEY MARKET FUND.

UNLESS OTHERWISE NOTED, EACH LISTED MORGAN STANLEY FUND, EXCEPT FOR LIMITED DURATION U.S. TREASURY TRUST, IS A MULTI-CLASS FUND. A MULTI-CLASS FUND IS A MUTUAL FUND OFFERING MULTIPLE CLASSES OF SHARES. THE OTHER TYPES OF FUNDS ARE:
NL--NO-LOAD (MUTUAL) FUND; MM--MONEY MARKET FUND; FSC--A MUTUAL FUND SOLD WITH A FRONT-END SALES CHARGE AND A DISTRIBUTION (12b-1) FEE.

Additional information about the Fund's investments is available in the Fund's ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call: (800) 869-NEWS


You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:
www.morganstanley.com/funds

Information about the Fund (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

TICKER SYMBOL:

                DWLXX


(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-2575)


Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Distributors Inc., member NASD.
(C) 2003 Morgan Stanley


[MORGAN STANLEY LOGO]

CLF#37925-01

                                                                       [GRAPHIC]

                                                      MORGAN STANLEY FUNDS


                                                                  MORGAN STANLEY
                                                               LIQUID ASSET FUND


                                                                  37925-01 10/03



                          A MONEY MARKET FUND THAT SEEKS TO PROVIDE HIGH CURRENT
                                   INCOME, PRESERVATION OF CAPITAL AND LIQUIDITY

[MORGAN STANLEY LOGO]
                                                                      PROSPECTUS


                                                                OCTOBER 30, 2003

MORGAN STANLEY LIQUID ASSET FUND INC.

STATEMENT OF ADDITIONAL INFORMATION


OCTOBER 30, 2003



     This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus. The PROSPECTUS (dated October 30, 2003) for the Morgan Stanley Liquid Asset Fund Inc. may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.


Morgan Stanley Liquid Asset Fund Inc.
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

TABLE OF CONTENTS


   I.  Fund History                                                                                4
  II.  Description of the Fund and Its Investments and Risks                                       4
       A. Classification                                                                           4
       B. Investment Strategies and Risks                                                          4
       C. Fund Policies/Investment Restrictions                                                    6
 III.  Management of the Fund                                                                      7
       A. Board of Directors                                                                       7
       B. Management Information                                                                   7
       C. Compensation                                                                            14
  IV.  Control Persons and Principal Holders of Securities                                        16
   V.  Investment Management and Other Services                                                   16
       A. Investment Manager                                                                      16
       B. Principal Underwriter                                                                   17
       C. Services Provided by the Investment Manager                                             17
       D. Rule 12b-1 Plan                                                                         18
       E. Other Service Providers                                                                 20
       F. Codes of Ethics                                                                         20
  VI.  Brokerage Allocation and Other Practices                                                   20
       A. Brokerage Transactions                                                                  20
       B. Commissions                                                                             21
       C. Brokerage Selection                                                                     21
       D. Directed Brokerage                                                                      22
       E. Regular Broker-Dealers                                                                  22
 VII.  Capital Stock and Other Securities                                                         22
VIII.  Purchase, Redemption and Pricing of Shares                                                 22
       A. Purchase/Redemption of Shares                                                           22
       B. Offering Price                                                                          23
  IX.  Taxation of the Fund and Shareholders                                                      25
   X.  Underwriters                                                                               27
  XI.  Calculation of Performance Data                                                            27
 XII.  Financial Statements                                                                       27
XIII.  Morgan Stanley Investment Management Proxy Voting Policy and Procedures            Appendix A

GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

     "CUSTODIAN" -- The Bank of New York.

     "DIRECTORS" -- The Board of Directors of the Fund.

     "DISTRIBUTOR" -- Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "FINANCIAL ADVISORS" -- Morgan Stanley authorized financial services representatives.

     "FUND" -- Morgan Stanley Liquid Asset Fund Inc., a registered open-end investment company.


     "INDEPENDENT DIRECTORS" -- Directors who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company Act")) of the Fund.


     "INVESTMENT MANAGER" -- Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.

     "MORGAN STANLEY & CO." -- Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "MORGAN STANLEY DW" -- Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "MORGAN STANLEY FUNDS" -- Registered investment companies for which the Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.

     "MORGAN STANLEY SERVICES" -- Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

     "TRANSFER AGENT" -- Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

I. FUND HISTORY

     The Fund was incorporated under Maryland law on September 3, 1974, under the name Standard & Poor's/InterCapital Cash Management Fund, Inc. Its name was changed to Standard & Poor's/InterCapital Liquid Asset Fund, Inc. on May 13, 1975. The Fund's name was subsequently changed to InterCapital Liquid Asset Fund Inc. on September 1, 1977, to Dean Witter/Sears Liquid Asset Fund Inc. on March 21, 1983, to Dean Witter Liquid Asset Fund Inc. on June 30, 1993, and to Morgan Stanley Dean Witter Liquid Asset Fund Inc. on June 22, 1998. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Liquid Asset Fund Inc.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

A. CLASSIFICATION

     The Fund is an open-end, diversified management investment company whose investment objectives are high current income, preservation of capital and liquidity.

B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's PROSPECTUS titled "Principal Investment Strategies" and "Principal Risks."

     REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.


     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Directors which are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well capitalized and well established financial institutions, whose financial condition will be continuously monitored by the Investment Manager. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the resale price which consists of the acquisition price paid to the seller of the securities plus the accrued resale premium which is defined as the amount specified in the repurchase agreement or the daily amortization of the difference between the acquisition price and the resale price specified in the repurchase agreement. Such collateral will consist entirely of securities that are direct obligations of, or that are fully guaranteed as to principal and interest by, the United States or any agency thereof, and/or certificates of deposit, bankers' acceptances which are eligible for acceptance by a Federal Reserve Bank, and, if the seller is a bank, mortgage related securities (as such term is defined in section 3(a)(41) of the Securities Exchange Act of 1934 that, at the time the repurchase agreement is entered into, are rated in the highest rating category by the Requisite NRSROs (as defined under Rule 2a-7 of the Investment Company Act of 1940). Additionally, upon an Event of Insolvency (as defined under Rule 2a-7) with respect to the seller, the collateral must qualify the repurchase agreement for preferential treatment under a provision of applicable insolvency law providing an exclusion from any automatic stay of creditors' rights against the seller. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Fund's investments in repurchase agreements may at times be substantial when, in the view of the Fund's investment manager, liquidity or other considerations warrant.

     VARIABLE RATE AND FLOATING RATE OBLIGATIONS. The Fund may invest in variable rate and floating rate obligations. The interest rate payable on a variable rate obligation is adjusted at predesignated periodic intervals and, on a floating rate obligation, whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a "demand feature") and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate and floating rate obligations should enhance the ability of the Fund to maintain a stable net asset value per share and to sell obligations prior to maturity at a price that is approximately the full principal amount of the obligations. The principal benefit to the Fund of purchasing obligations with a demand feature is that liquidity, and the ability of the Fund to obtain repayment of the full principal amount of an obligation prior to maturity, is enhanced. The payment of principal and interest by issuers of certain obligations purchased by the Fund may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether an obligation meets the Fund's investment quality requirements.

     REVERSE REPURCHASE AGREEMENTS. The Fund may also use reverse repurchase agreements as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when it will be to its advantage to do so. The Fund will establish a segregated account with its custodian bank in which it will maintain cash or cash equivalents or other portfolio securities equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements are considered borrowings by the Fund and for purposes other than meeting redemptions may not exceed 5% of the Fund's total assets.

     PRIVATE PLACEMENTS. The Fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption afforded by Section 4(2) of the Securities Act of 1933 ("Securities Act") and which may be sold to other institutional investors pursuant to Rule 144A under the Securities Act. Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Directors, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which is limited by the Fund's investment restrictions to 10% of the Fund's total assets.


     LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 10% of the value of its net assets.


     As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

C. FUND POLICIES/INVESTMENT RESTRICTIONS


     The investment objectives, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.


The Fund will:

     1. Seek to provide high current income, preservation of capital and liquidity.

The Fund MAY not:

     1. Borrow money, except from banks for temporary or emergency purposes or to meet redemption requests which might otherwise require the untimely disposition of securities, and not for investment or leveraging, provided that borrowing in the aggregate may not exceed 10% of the value of the Fund's total assets (including the amount borrowed) at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Fund's total assets at the time of such borrowing.

     2. Purchase securities of any issuer, except for securities issued by U.S. government agencies or instrumentalities, having a record, together with predecessors, of less than three years' continuous operation, if, immediately after such purchase, more than 5% of the Fund's total assets taken at market value would be invested in such securities.

     3. With respect to 75% of its total assets, purchase any securities, other than obligations of the U.S. government, or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities of any one issuer. (However, as a non-fundamental policy, the Fund will not invest more than 10% of its total assets in the securities of any one issuer.

     4. Purchase any securities, other than obligations of the U.S. government, or its agencies or instrumentalities, if, immediately after such purchase, more than 10% of the outstanding securities of one issuer would be owned by the Fund (for this purpose all indebtedness of an issuer shall be deemed a single class of security).

     5. Purchase any securities, other than obligations of banks or of the U.S. government, or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers in the same industry; however, there is no limitation as to investments in bank obligations or in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

     6. Invest more than 10% of its total assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days. For purposes of this restriction, securities eligible for sale pursuant to Rule 144A under the Securities Act are not considered illiquid if they are determined to be liquid under procedures adopted by the Fund's Board of Directors.

     7.  Purchase any common stocks or other equity securities.

     8. Make loans to others, except through the purchase of the permitted debt obligations and repurchase agreements; and loans of portfolio securities in excess of 10% of the value of the Fund's total assets, made in accordance with guidelines established by the Fund's Board of Directors, including maintaining collateral from the borrower equal at all times to the current market value of the securities loaned.

     9. Purchase or sell real estate; however, the Fund may purchase marketable securities issued by companies which invest in real estate or interests therein.

     10. Purchase securities on margin or sell short.

     11. Purchase or sell commodities or commodity futures contracts, or oil, gas or mineral exploration or development programs.

     12. Underwrite securities of other issuers.

     13. Purchase warrants, or write, purchase or sell puts, calls, straddles, spreads, or combinations thereof.

     14. Participate on a joint or joint and several basis in any securities trading account.

     15. Purchase the securities of any other investment company.

     16. Purchase securities of any issuer for the purpose of exercising control or management.

     17. Purchase or retain the securities of any issuer if any officer or director of the Fund is an officer or director of such issuer and owns beneficially more than 1/2 of 1% of the securities of such issuer and all of the officers and directors of the Fund and its Investment Manager together own more than 5% of the securities of such issuer.

     Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objectives by investing all or substantially all of its assets in another investment company having substantially the same investment objectives and policies as the Fund.

III. MANAGEMENT OF THE FUND

A. BOARD OF DIRECTORS

     The Board of Directors of the Fund oversees the management of the Fund but does not itself manage the Fund. The Directors review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Directors also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Directors are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Director to exercise his or her powers in the interest of the Fund and not the Director's own interest or the interest of another person or organization. A Director satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Director reasonably believes to be in the best interest of the Fund and its shareholders.


B. MANAGEMENT INFORMATION

     Effective July 31, 2003, the Board of Directors/Trustees (for ease of reference referred to herein as "Directors") of the Fund approved Joseph J. Kearns and Fergus Reid to serve as Independent Directors on the Board of the Fund, thereby consolidating the existing Board of the Fund with the Board of Directors/Trustees of the open-end and closed-end registered investment companies managed by Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc. and Morgan Stanley Investments LP.

     DIRECTORS AND OFFICERS. The Board of the Fund consists of ten Directors. These same individuals also serve as directors or trustees for all of the funds advised by the Investment Manager (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Morgan Stanley AIP GP LP (the "Institutional Funds"). Seven Directors have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Directors. The other three Directors (the "Management Directors") are affiliated with the Investment Manager.

      The Independent Directors of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Director (as of July 31, 2003) and other directorships, if any, held by the Directors, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Manager and any funds that have an investment advisor that is an affiliated person of the Investment Manager (including but not limited to Morgan Stanley Investment Management Inc. and Morgan Stanley Investments LP).



                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                                                          IN FUND
                           POSITION(S) LENGTH OF                                          COMPLEX
NAME, AGE AND ADDRESS OF    HELD WITH    TIME        PRINCIPAL OCCUPATION(S) DURING       OVERSEEN       OTHER DIRECTORSHIPS HELD
  INDEPENDENT DIRECTOR     REGISTRANT   SERVED*               PAST 5 YEARS**             BY DIRECTOR            BY DIRECTOR
------------------------   ----------- ---------   -----------------------------------   -----------   ----------------------------
Michael Bozic (62)         Director    Since       Retired; Director or Trustee of the       216       Director of Weirton Steel
c/o Mayer, Brown,                      April 1994  Retail Funds and TCW/DW Term Trust                  Corporation.
Rowe & Maw LLP                                     2003 (since April 1994) and the
Counsel to the                                     Institutional Funds (since
Independent Directors                              July 2003); formerly Vice Chairman
1675 Broadway                                      of Kmart Corporation (December
New York, NY                                       1998-October 2000), Chairman and
                                                   Chief Executive Officer of Levitz
                                                   Furniture Corporation (November
                                                   1995-November 1998) and President
                                                   and Chief Executive Officer of
                                                   Hills Department Stores (May
                                                   1991-July 1995);formerly variously
                                                   Chairman, Chief Executive Officer,
                                                   President and Chief Operating
                                                   Officer (1987-1991) of the Sears
                                                   Merchandise Group of Sears,
                                                   Roebuck & Co.

Edwin J. Garn (71)         Director    Since       Director or Trustee of the Retail         216       Director of Franklin Covey
c/o Summit Ventures LLC                January     Funds and TCW/DW Term Trust 2003                    (time management systems),
1 Utah Center                          1993        (since January 1993) and the                        BMW Bank of North America,
201 S. Main Street                                 Institutional Funds (since                          Inc. (industrial loan
Salt Lake City, UT                                 July 2003);member of the Utah                       corporation), United Space
                                                   Regional Advisory Board of Pacific                  Alliance (joint venture
                                                   Corp.; formerly United States                       between Lockheed Martin and
                                                   Senator (R-Utah) (1974-1992) and                    the Boeing Company) and
                                                   Chairman, Senate Banking Committee                  Nuskin Asia Pacific
                                                   (1980-1986), Mayor of Salt Lake                     (multilevel marketing);
                                                   City, Utah (1971-1974), Astronaut,                  member of the board of
                                                   Space Shuttle Discovery                             various civic and charitable
                                                   (April 12-19, 1985), and Vice                       organizations.
                                                   Chairman, Huntsman Corporation
                                                   (chemical company).

Wayne E. Hedien (69)       Director    Since       Retired; Director or Trustee of the       216       Director of The PMI Group
c/o Mayer, Brown,                      September   Retail Funds and TCW/DW Term Trust                  Inc. (private mortgage
Rowe & Maw LLP                         1997        2003 (since September 1997) and the                 insurance); Trustee and Vice
Counsel to the                                     Institutional Funds (since                          Chairman of The Field Museum
Independent Directors                              July 2003); formerly associated with                of Natural History; director
1675 Broadway                                      the All state Companies (1966-1994),                of various other business
New York, NY                                       most recently as Chairman of The                    and charitable organizations.
                                                   Allstate Corporation
                                                   (March 1993-December 1994) and
                                                   Chairman and Chief Executive
                                                   Officer of its wholly-owned
                                                   subsidiary, Allstate Insurance
                                                   Company (July 1989-December 1994).


----------

* This is the earliest date the Director began serving the Retail Funds. Each Director serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

                                                                                          NUMBER OF
                                                                                         PORTFOLIOS
                                                                                          IN FUND
                           POSITION(S) LENGTH OF                                          COMPLEX
NAME, AGE AND ADDRESS OF    HELD WITH    TIME        PRINCIPAL OCCUPATION(S) DURING       OVERSEEN       OTHER DIRECTORSHIPS HELD
  INDEPENDENT DIRECTOR     REGISTRANT   SERVED*               PAST 5 YEARS**             BY DIRECTOR            BY DIRECTOR
------------------------   ----------- ---------   -----------------------------------   -----------   ----------------------------
Dr.Manuel H. Johnson (54)  Director    Since       Chairman of the Audit Committee and       216       Director of NVR, Inc. (home
c/o Johnson Smick                      July 1991   Director or Trustee of the Retail                   construction); Chairman and
International, Inc.                                Funds and TCW/DW Term Trust 2003                    Trustee of the Financial
2099 Pennsylvania                                  (since July 1991) and the                           Accounting Foundation
Avenue, N.W.                                       Institutional Funds (since                          (oversight
Suite 950                                          July 2003); Senior Partner, Johnson                 organization of the
Washington, D.C.                                   Smick International, Inc., a                        Financial Accounting
                                                   consulting firm; Co-Chairman and a                  Standards Board); Director
                                                   founder of the Group of Seven                       of RBS Greenwich Capital
                                                   Council (G7C), an international                     Holdings (financial holding
                                                   economic commission; formerly Vice                  company).
                                                   Chairman of the Board of Governors
                                                   of the Federal Reserve System and
                                                   Assistant Secretary of the
                                                   U.S.Treasury.

Joseph J. Kearns (61)      Director    Since       Deputy Chairman of the Audit              217       Director of Electro Rent
PMB754                                 July 2003   Committee and Director or Trustee                   Corporation (equipment
23852 Pacific                                      of the Retail Funds and TCW/DW Term                 leasing), The Ford Family
Coast Highway                                      Trust 2003 (since July 2003) and the                Foundation, and the UCLA
Malibu, CA                                         Institutional Funds (since                          Foundation.
                                                   August 1994); previously Chairman of
                                                   the Audit Committee of the
                                                   Institutional Funds
                                                   (October 2001-July 2003); President,
                                                   Kearns & Associates LLC (investment
                                                   consulting); formerly CFO of the
                                                   J. Paul Getty Trust.

Michael E. Nugent (67)     Director    Since       Chairman of the Insurance Committee       216       Director of various business
c/o Triumph Capital, L.P.              July 1991   and Director or Trustee of the                      organizations.
445 Park Avenue                                    Retail Funds and TCW/DW Term Trust
New York, NY                                       2003 (since July 1991) and the
                                                   Institutional Funds (since
                                                   July 2001); General Partner of
                                                   Triumph Capital, L.P., a private
                                                   investment partnership; formerly
                                                   Vice President, Bankers Trust
                                                   Company and BT Capital Corporation
                                                   (1984-1988).

Fergus Reid (71)           Director    Since       Chairman of the Governance                217       Trustee and Director of
85 Charles Colman Blvd.                July 2003   Committee and Director or Trustee                   certain investment companies
Pawling, NY                                        of the Retail Funds and TCW/DW Term                 in the JPMorgan Funds
                                                   Trust 2003 (since July 2003) and the                complex managed by JPMorgan
                                                   Institutional Funds (since                          Investment Management Inc.
                                                   June 1992); Chairman of Lumelite
                                                   Plastics Corporation.


----------

* This is the earliest date the Director began serving the Retail Funds. Each Director serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

     The Directors who are affiliated with the Investment Manager or affiliates of the Investment Manager (as set forth below) and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Director (as of July 31, 2003) and the other directorships, if any, held by the Director, are shown below.



                                                                                          NUMBER OF
                                                                                         PORTFOLIOS
                                                                                           IN FUND
                                                                                           COMPLEX
                           POSITION(S) LENGTH OF                                         OVERSEEN BY
NAME, AGE AND ADDRESS OF    HELD WITH    TIME        PRINCIPAL OCCUPATION(S) DURING       MANAGEMENT     OTHER DIRECTORSHIPS HELD
  MANAGEMENT DIRECTOR      REGISTRANT   SERVED*               PAST 5 YEARS**               DIRECTOR            BY DIRECTOR
------------------------   ----------- ---------   -----------------------------------   -----------   ----------------------------
Charles A. Fiumefreddo     Chairman    Since       Chairman and Director or Trustee of       216       None
(70)                       of the      July 1991   the Retail Funds and TCW/DW Term
c/o Morgan Stanley Trust   Board and               Trust 2003 (since July 1991) and the
Harborside Financial       Director                Institutional Funds (since
Center,                                            July 2003); formerly Chief Executive
Plaza Two,                                         Officer of the Retail Funds and the
Jersey City, NJ                                    TCW/DW Term Trust 2003 (until
                                                   September 2002).

James F. Higgins (55)      Director    Since       Director or Trustee of the Retail         216       Director of AXA Financial,
c/o Morgan Stanley Trust               June 2000   Funds and TCW/DW Term Trust 2003                    Inc. and The Equitable Life
Harborside Financial                               (since June 2000) and the                           Assurance Society of the
Center,                                            Institutional Funds (since                          United States (financial
Plaza Two,                                         July 2003); Senior Advisor of Morgan                services).
Jersey City, NJ                                    Stanley (since August 2000);
                                                   Director of the Distributor and
                                                   Dean Witter Realty Inc.; previously
                                                   President and Chief Operating
                                                   Officer of the Private Client Group
                                                   of Morgan Stanley
                                                   (May 1999-August 2000), and President
                                                   and Chief Operating Officer of
                                                   Individual Securities of Morgan
                                                   Stanley (February 1997-May 1999).

Philip J. Purcell (60)     Director    Since       Director or Trustee of the Retail         216       Director of American
1585 Broadway                          April 1994  Funds and TCW/DW Term Trust 2003                    Airlines, Inc. and its
New York, NY                                       (since April 1994) and the                          parent company, AMR
                                                   Institutional Funds (since                          Corporation.
                                                   July 2003);Chairman of the Board of
                                                   Directors and Chief Executive
                                                   Officer of Morgan Stanley and
                                                   Morgan Stanley DW Inc.; Director of
                                                   the Distributor; Chairman of the
                                                   Board of Directors and Chief
                                                   Executive Officer of Novus Credit
                                                   Services Inc.; Director and/or
                                                   officer of various Morgan Stanley
                                                   subsidiaries.


----------

* This is the earliest date the Director began serving the Retail Funds. Each Director serves an indefinite term, until his or her successor is elected.


** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

                                       POSITION(S)      LENGTH OF
  NAME, AGE AND ADDRESS OF              HELD WITH         TIME                            PRINCIPAL OCCUPATION(S) DURING
     EXECUTIVE OFFICER                 REGISTRANT        SERVED*                                 PAST 5 YEARS**
---------------------------          --------------   ----------------       ------------------------------------------------------
Mitchell M. Merin (50)               President        Since May 1999         President and Chief Operating Officer of Morgan
1221 Avenue of the Americas                                                  Stanley Investment Management Inc.; President,
New York, NY                                                                 Director and Chief Executive Officer of the Investment
                                                                             Manager and Morgan Stanley Services; Chairman, Chief
                                                                             Executive Officer and Director of the Distributor;
                                                                             Chairman and Director of the Transfer Agent; Director
                                                                             of various Morgan Stanley subsidiaries; President of
                                                                             Morgan Stanley Investments LP (since February 2003);
                                                                             President of the Institutional Funds (since July 2003)
                                                                             and President of the Retail Funds and TCW/DW Term
                                                                             Trust 2003 (since May 1999); Trustee (since July 2003)
                                                                             and President (since December 2002) of the Van Kampen
                                                                             Closed-End Funds; Trustee (since May 1999) and
                                                                             President (since October 2002) of the Van Kampen
                                                                             Open-End Funds.

Barry Fink (48)                      Vice President   Since February 1997    General Counsel (since May 2000) and Managing Director
1221 Avenue of the Americas          and General                             (since December 2000) of Morgan Stanley Investment
New York, NY                         Counsel                                 Management; Managing Director (since December 2000),
                                                                             Secretary (since February 1997) and Director (since
                                                                             July 1998) of the Investment Manager and Morgan Stanley
                                                                             Services; Assistant Secretary of Morgan Stanley DW;
                                                                             Chief Legal Officer of Morgan Stanley Investments LP
                                                                             (since July 2002); Vice President of the Institutional
                                                                             Funds (since July 2003); Vice President and Secretary
                                                                             of the Distributor; previously Secretary of the Retail
                                                                             Funds (February 1997-July 2003); previously Vice
                                                                             President and Assistant General Counsel of the
                                                                             Investment Manager and Morgan Stanley Services
                                                                             (February 1997-December 2001).

Ronald E. Robison (64)               Executive Vice   Since April 2003       Chief Global Operations Officer and Managing Director
1221 Avenue of the Americas          President and                           of Morgan Stanley Investment Management Inc.; Managing
New York, NY                         Principal                               Director of Morgan Stanley & Co. Incorporated; Managing
                                     Executive                               Director of Morgan Stanley; Managing Director, Chief
                                     Officer                                 Administrative Officer and Director of the Investment
                                                                             Manager and Morgan Stanley Services; Chief Executive
                                                                             Officer and Director of the Transfer Agent; Executive
                                                                             Vice President and Principal Executive Officer of the
                                                                             Institutional Funds (since July 2003); and the TCW/DW
                                                                             Term Trust 2003 (since April 2003); previously
                                                                             President of the Institutional Funds (March 2001-July
                                                                             2003) and Director of the Institutional Funds (March
                                                                             2001-July 2003).

Joseph J. McAlinden (60)             Vice President   Since July 1995        Managing Director and Chief Investment Officer of the
1221 Avenue of the Americas                                                  Investment Manager, Morgan Stanley Investment
New York, NY                                                                 Management Inc. and Morgan Stanley Investments LP;
                                                                             Director of the Transfer Agent, Chief Investment
                                                                             Officer of the Van Kampen Funds; Vice President of the
                                                                             Institutional Funds (since July 2003) and the Retail
                                                                             Funds (since July 1995).

Stefanie V. Chang (36)               Vice President   Since July 2003        Executive Director of Morgan Stanley & Co. and Morgan
1221 Avenue of the Americas                                                  Stanley Investment Management Inc. and Vice President
New York, NY                                                                 of the Institutional Funds (since December 1997) and
                                                                             the Retail Funds (since July 2003); formerly practiced
                                                                             law with the New York law firm of Rogers & Wells (now
                                                                             Clifford Chance LLP).

----------

* This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds as applicable.

                                       POSITION(S)       LENGTH OF
  NAME, AGE AND ADDRESS OF              HELD WITH          TIME                           PRINCIPAL OCCUPATION(S) DURING
     EXECUTIVE OFFICER                 REGISTRANT         SERVED*                                 PAST5 YEARS**
---------------------------          --------------    ----------------      ------------------------------------------------------
Francis J. Smith (38)                Treasurer and     Treasurer since       Executive Director of the Investment Manager and
c/o Morgan Stanley Trust             Chief Financial   July 2003 and Chief   Morgan Stanley Services (since December 2001);
Harborside Financial Center,         Officer           Financial Officer     previously Vice President of the Retail Funds
Plaza Two,                                             since September 2002  (September 2002-July 2003); previously Vice President
Jersey City, NJ                                                              of the Investment Manager and Morgan Stanley
                                                                             Services (August 2000-November 2001) and Senior
                                                                             Manager at PricewaterhouseCoopers LLP
                                                                             (January 1998-August 2000).

Thomas F. Caloia (57)                Vice President    Since July 2003       Executive Director (since December 2002) and Assistant
c/o Morgan Stanley Trust                                                     Treasurer of the Investment Manager, the Distributor
Harborside Financial Center,                                                 and Morgan Stanley Services; previously Treasurer of
Plaza Two,                                                                   the Retail Funds (April 1989-July 2003); formerly First
Jersey City, NJ                                                              Vice President of the Investment Manager, the
                                                                             Distributor and Morgan Stanley Services.

Mary E. Mullin (36)                  Secretary         Since July 2003       Vice President of Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas                                                  and Morgan Stanley Investment Management Inc.;
New York, NY                                                                 Secretary of the Institutional Funds (since June 1999)
                                                                             and the Retail Funds (since July 2003);formerly
                                                                             practiced law with the New York law firms of
                                                                             McDermott, Will & Emery and Skadden, Arps, Slate,
                                                                             Meagher & Flom LLP.

----------
* This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds as applicable.

     In addition, the following individuals who are officers of the Investment Manager or its affiliates serve as assistant secretaries of the Fund: Sara Badler, Lou Anne D. McInnis, Carsten Otto, Ruth Rossi, Marilyn K. Cranney, Joanne Doldo, Natasha Kassian, Elisa Mitchell, Elizabeth Nelson, Sheldon Winicour and Bennett MacDougall.


     For each Director, the dollar range of equity securities beneficially owned by the Director in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Manager) for the calendar year ended December 31, 2002 is shown below. Messrs. Kearns and Reid did not serve as Directors of the Fund during the calendar year ended December 31, 2002.



                                                                              AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                               ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                          DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND       BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
   NAME OF DIRECTOR                (AS OF DECEMBER 31, 2002)                            (AS OF DECEMBER 31, 2002)
-----------------------  -----------------------------------------------     ------------------------------------------------
INDEPENDENT:

Michael Bozic                                 None                                             over $100,000

Edwin J. Garn                             $1 - $10,000                                         over $100,000

Wayne E. Hedien                               None                                             over $100,000

Dr. Manuel H. Johnson                         None                                             over $100,000

Michael E. Nugent                         Over $100,000                                        over $100,000

INTERESTED:

Charles A. Fiumefreddo                    Over $100,000                                        over $100,000

James F. Higgins                              None                                             over $100,000

Philip J. Purcell                       $10,001 - $50,000                                      over $100,000



     As to each independent Director and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

     INDEPENDENT DIRECTORS AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Directors. The Retail Funds seek as Independent Directors individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Directors serve as members of the Audit Committee. In addition, three Directors including two Independent Directors, serve as members of the Insurance Committee, and three Independent Directors serve as members of the Governance Committee.

     The Independent Directors are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Directors are required to select and nominate individuals to fill any Independent Director vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

     The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Audit Committee currently consists of Messrs. Bozic, Garn, Hedien, Johnson, Kearns, Nugent and Reid. Messrs. Kearns and Reid were appointed to the Audit Committee on July 31, 2003. During the Fund's fiscal year ended August 31, 2003, the Audit Committee held five meetings.

     The Boards of the Retails Funds have a Governance Committee to (i) monitor and make recommendations on corporate governance matters and Board/committee policies and procedures; and (ii) oversee the periodic evaluations of the Board and any committees. The Governance Committee consists of Messrs. Bozic, Reid, and Garn. The Governance Committee was established on August 31, 2003. No meetings were held during the Fund's most recent fiscal year end.

     Finally, the Boards of the Retail Funds have formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. During the Fund's fiscal year ended August 31, 2003, the Insurance Committee held two meetings.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS DIRECTORS FOR THE RETAIL FUNDS AND INSTITUTIONAL FUNDS. The Independent Directors and the funds' management believe that having the same Independent Directors for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Directors for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Directors of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Directors arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Directors serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Directors, of the caliber, experience and business acumen of the individuals who serve as Independent Directors of the Retail Funds and Institutional Funds.

     DIRECTOR AND OFFICER INDEMNIFICATION. The Fund's Articles of Incorporation provides that no Director, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any

Director, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Articles of Incorporation provide that a Director, Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.


C. COMPENSATION


     Effective August 1, 2003, each Independent Director receives an annual retainer fee of $168,000 for serving the Retail Funds and Institutional Funds. In addition, each Independent Director receives $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year. The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee will receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Director is paid by the Retail Funds and Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and Institutional Funds based on the relative net assets of each of the funds/portfolios of the Retail Funds and Institutional Funds.

     Prior to August 1, 2003, the Fund paid each Independent Director an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Directors, the Independent Directors or Committees of the Board of Directors attended by the Director (the Fund paid the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Directors or a Committee meeting (except an Audit Committee meeting), or a meeting of the Independent Directors and/or more than one Committee meeting (except an Audit Committee meeting), took place on a single day, the Directors were paid a single meeting fee by the Fund.

     The Fund also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company received no compensation or expense reimbursement from the Fund for their services as Director. The Fund pays Mr. Fiumefreddo an annual fee for his service as Chairman of the Board and for administrative services provided to the Board of Directors.

     The following tables illustrate the compensation that the Fund paid to its Directors for the fiscal year ended August 31, 2003. Messrs. Kearns and Reid began serving as Directors of the Fund on July 31, 2003.


                                FUND COMPENSATION


                                                         AGGREGATE
                                                       COMPENSATION
NAME OF DIRECTOR                                       FROM THE FUND
----------------                                       -------------
Michael Bozic                                           $     6,735
Edwin J. Garn                                                 6,735
Wayne E. Hedien                                               6,735
Dr. Manuel H. Johnson                                         8,981
Joseph J. Kearns                                              6,254
Michael E. Nugent                                             7,987
Fergus Reid                                                   6,254
Charles A. Fiumefreddo                                        9,470



     The following table illustrates the compensation paid to the Fund's Directors for the calendar year ended December 31, 2002 for services to the Morgan Stanley Retail Funds (consisting of 123 portfolios) that were in operation at December 31, 2002. None of the Fund's Directors received compensation from any other funds in the Fund Complex during the calendar year ended December 31, 2002 except for Messrs. Nugent, who also received compensation for his service as Director/Trustee to 13 Institutional funds (consisting of 90 portfolios). Messrs. Kearns and Reid began serving as Director/Trustee of the Morgan Stanley Funds on July 31, 2003, and did not receive compensation from the Morgan Stanley Funds for the calendar year ended December 31, 2002. Amounts shown in the table below for Messrs. Kearns and Reid reflect compensation received for their service as Director/Trustee to 14 Institutional

Funds (consisting of 91 portfolios) during the calendar year ended December 31, 2002. The compensation below includes attendance at the Derivatives Committee meetings, three of which were held during the fiscal year ended August 31, 2003. The Derivatives Committee was eliminated on July 31, 2003.


               CASH COMPENSATION FROM MORGAN STANLEY FUND COMPLEX


                                                             TOTAL CASH
                                                            COMPENSATION
                                                           FOR SERVICES TO
                                                           MORGAN STANLEY
NAME OF DIRECTOR                                            FUND COMPLEX
----------------                                           ---------------
Michael Bozic                                                $   159,650
Edwin J. Garn                                                    159,650
Wayne E. Hedien                                                  158,950
Dr. Manuel H. Johnson                                            226,063
Joseph J. Kearns*                                                 95,500
Michael E. Nugent                                                296,475
Fergus Reid*                                                      95,500
Charles A. Fiumefreddo                                           360,000


----------

* Messrs. Kearns and Reid began serving the Retail Board on July 31, 2003. Amounts shown in the table above include certain amounts deferred by Messrs. Kearns and Reid during their service on the Board of the Institutional Funds in connection with a deferred fee arrangement, pursuant to which Messrs. Kearns and Reid may defer to a later date the receipt of Directors fees. The cumulative amounts deferred by Messrs. Kearns and Reid were $274,204 and $454,541, respectively.

     As of the date of this STATEMENT OF ADDITIONAL INFORMATION, 49 of the Morgan Stanley Retail Funds, including the Fund, have adopted a retirement program under which an Independent Director/Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director/Trustee of any Morgan Stanley Retail Funds that have adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Director/Trustee referred to as an "Eligible Director") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.

     Currently, upon retirement, each Eligible Director is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036662% of such Eligible Compensation for each full month of service as an independent Director/Trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Director for service to the Adopting Fund in the five year period prior to the date of the Eligible Director's retirement. Benefits under the retirement program are accrued as expenses by the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.

     The following table illustrates the retirement benefits accrued to the Fund's Independent Directors by the Fund for the fiscal year ended August 31, 2003 and by the 49 Morgan Stanley Retail Funds (including the Fund) for the calendar year ended December 31, 2002, and the estimated retirement benefits for the Independent Directors, to commence upon their retirement, from the Fund as of August 31, 2003 and from the 49 Morgan Stanley Retail Funds as of December 31, 2002. For the calendar year ended December 31, 2002, no retirement benefits were accrued to the Independent Directors from any other funds in the Fund Complex. Messrs. Kearns and Reid did not serve as Directors of the Funds during the last calendar year and therefore did not accrue any retirement benefits. As of this Statement of Additional Information, Messrs. Kearns and Reid do not participate in the retirement program.

----------
(1) An Eligible Director may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Director and his or her spouse on the date of such Eligible Director's retirement. In addition, the Eligible Director may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Director and spouse, will be the actuarial equivalent of the Regular Benefit.

      RETIREMENT BENEFITS FROM THE FUND AND ALL MORGAN STANLEY RETAIL FUNDS


                                          FOR ALL ADOPTING FUNDS          RETIREMENT
                                       ---------------------------         BENEFITS             ESTIMATED ANNUAL
                                         ESTIMATED                        ACCRUED AS                BENEFITS
                                         CREDITED                          EXPENSES            UPON RETIREMENT(2)
                                         YEARS OF       ESTIMATED     --------------------   ---------------------
                                        SERVICE AT    PERCENTAGE OF               BY ALL       FROM      FROM ALL
                                        RETIREMENT      ELIGIBLE      BY THE     ADOPTING      THE       ADOPTING
NAME OF INDEPENDENT DIRECTOR           (MAXIMUM 10)   COMPENSATION     FUND        FUNDS       FUND        FUNDS
----------------------------           ------------   ------------    -------   ----------   --------    ---------
Michael Bozic                               10            60.44%      $   389   $   18,457   $    967    $  47,838
Edwin J. Garn                               10            60.44           645       23,881        967       47,878
Wayne E. Hedien                              9            51.37           753       34,473        823       40,842
Dr. Manuel H. Johnson                       10            60.44           391       19,803      1,420       70,050
Michael E. Nugent                           10            60.44           682       32,362      1,269       62,646


----------

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Director's elections described in Footnote (1) on page 15.


IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     As of October 9, 2003, no shareholder was known to own beneficially or of record as much as 5% of the outstanding shares of the Fund. The percentage ownership of shares of the Fund changes from time to time depending on purchases and redemptions by shareholders and the total number of shares outstanding.

     As of the date of this STATEMENT OF ADDITIONAL INFORMATION, the aggregate number of shares of common stock of the Fund owned by the Fund's officers and Directors as a group was less than 1% of the Fund's shares of common stock outstanding.


V. INVESTMENT MANAGEMENT AND OTHER SERVICES

A. INVESTMENT MANAGER

     The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


     Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund, determined as of the close of business on every business day: 0.50% of the portion of the daily net assets not exceeding $500 million; 0.425% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.375% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.35 billion; 0.325% of the portion of the daily net assets exceeding $1.35 billion but not exceeding $1.75 billion; 0.30% of the portion of the daily net assets exceeding $1.75 billion but not exceeding $2.15 billion; 0.275% of the portion of the daily net assets exceeding $2.15 billion but not exceeding $2.5 billion; 0.25% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $15 billion; 0.249% of the portion of daily net assets exceeding $15 billion but not exceeding $17.5 billion; 0.248% of the portion of the daily net assets exceeding $17.5 billion but not exceeding $25 billion; 0.247% of the portion of the daily net assets exceeding $25 billion but not exceeding $30 billion; and 0.246% of the portion of the daily net assets exceeding $30 billion.

     For the fiscal years ended August 31, 2001, 2002 and 2003, the Investment Manager accrued total compensation under the Management Agreement in the amounts of $56,807,099, $61,607,813 and $61,813,600, respectively.

     The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.

     In approving the Investment Management Agreement, the Board of Directors, including the Independent Directors, considered the nature, quality and scope of the services provided by the Investment Manager, the performance, fees and expenses of the Fund compared to other similar investment companies, the Investment Manager's expenses in providing the services, the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with the Fund. The Independent Directors met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Directors noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Directors weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Directors, including all of the Independent Directors, concluded that the Fund's assets had grown to such a point that a reduced rate on incremental assets was appropriate in order to pass on to shareholders economies of scale. Accordingly, a breakpoint in the advisory fee was approved.

B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Distributor bears all expenses it may incur in providing services under each Distribution Agreement. The Distributor also pays certain expenses in connection with the distribution of each Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of each Fund's shares. Each Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. Each Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER

     The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

     Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Directors who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.


     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Directors; provided that in either event such continuance is approved annually by the vote of a majority of the Directors, including a majority of the Independent Directors.

D. RULE 12b-1 PLAN

     In accordance with a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act between the Fund and the Distributor, the Distributor provides certain services in connection with the promotion of sales of Fund shares (the "Plan").

     The Plan provides that the Distributor bears the expense of all promotional and distribution related activities on behalf of the Fund, except for expenses that the Directors determine to reimburse, as described below. The following activities and services may be provided by the Distributor under the Plan: (1) compensation to and expenses of Morgan Stanley DW and other selected Broker-Dealers' Financial Advisors and other employees, including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

     The Investment Manager will compensate Financial Advisors at an annual rate of 0.025% of the value of shares of the Fund acquired by exchange from an Morgan Stanley Open-end Fund provided that the shares exchanged would otherwise have been eligible for the payment of a retention fee. Such eligible shares must have been held for at least one year. Shares owned in variable annuities and closed-end fund shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

     The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

     Morgan Stanley DW's Financial Advisors are paid an annual residual commission, currently a residual of up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record. The residual is a charge which reflects residual commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's expenses associated with the servicing of shareholders' accounts, including the expenses of operating Morgan Stanley DW's branch offices in connection with the servicing of shareholders' accounts, which expenses include lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies and other expenses relating to branch office serving of shareholder accounts.

     The Fund is authorized to reimburse specific expenses incurred or to be incurred in promoting the distribution of the Fund's shares. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.15 of 1% of the Fund's average daily net assets during the month. No interest or other financing charges will be incurred for which reimbursement payments under the Plan will be made. In addition, no interest charges, if any, incurred on any distribution expense incurred by the Distributor or other selected dealers pursuant to the Plan, will be reimbursable under the Plan. In the case of all expenses other than expenses representing a residual to Financial Advisors, such amounts shall be determined at the beginning of each calendar quarter by the Directors, including a majority of the Independent 12b-1 Directors. Expenses representing a residual to Financial Advisors may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be expended by the Fund, the Investment Manager provides and the Directors review a quarterly budget of projected incremental distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Directors determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's shares.


     The Fund reimbursed $22,936,254 to the Distributor pursuant to the Plan which amounted to 0.10 of 1% of the Fund's average daily net assets for the fiscal year ended August 31, 2003. Based upon the total amounts spent by the Distributor during the period, it is estimated that the amount paid by the Fund to the Distributor for distribution was spent in approximately the following ways: (i) advertising -- $-0-; (ii) printing and mailing PROSPECTUSES to other than current shareholders -- $-0-; (iii) compensation to underwriters -- $-0-;
(iv) compensation to dealers -- $-0-; (v) compensation to sales personnel -- $-0-; and (vi) other, which includes payments to Morgan Stanley DW for expenses substantially all of which relate to compensation of sales personnel and associated overhead expenses -- $22,936,254. No payments under the Plan were made for interest, carrying or other financing charges.


     Under the Plan, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

     Under the Plan, the Distributor provides the Fund, for review by the Directors, and the Directors review, promptly after the end of each calendar quarter, a written report regarding the incremental distribution expenses incurred on behalf of the Fund during such calendar quarter, which report includes (1) an itemization of the types of expenses and the purposes therefore;
(2) the amounts of such expenses; and (3) a description of the benefits derived by the Fund. In the Directors' quarterly review of the Plan they consider its continued appropriateness and the level of compensation provided therein.

     No interested person of the Fund nor any Independent Director has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

     On an annual basis, the Directors, including a majority of the Independent Directors, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Directors requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Directors considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Directors, including each of the Independent Directors, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Directors' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the Fund, and all material amendments to the Plan must also be approved by the Directors in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Directors shall be committed to the discretion of the Independent Directors.

E. OTHER SERVICE PROVIDERS

(1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Trust is the transfer agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.

(2) CUSTODIAN AND INDEPENDENT AUDITORS


     The Bank of New York, 100 Church Street, New York, NY 10286, is the Custodian for the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.


(3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Manager and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

F. CODES OF ETHICS

     The Fund, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES

A. BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Directors, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of portfolio securities are normally transacted through dealers, issuers or underwriters. Such transactions are generally made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.


     During the fiscal years ended August 31, 2001, 2002 and 2003, the Fund paid no brokerage commissions or concessions.


B. COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.


     During the fiscal years ended August 31, 2001, 2002 and 2003, the Fund did not effect any principal transactions with Morgan Stanley DW.


     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Directors, including the Independent Directors, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.


     During the fiscal years ended August 31, 2001, 2002 and 2003, the Fund paid no brokerage commissions to an affiliated broker or dealer.


C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions.

     In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be utilized by the Investment Manager and any of its asset management affiliates in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thereby reduce its expenses, it is of indeterminable value and the Fund does not reduce the management fee it pays to the Investment Manager by any amount that may be attributable to the value of such services.

     Subject to the principle of obtaining best price and execution, the Investment Manager may consider a broker-dealer's sales of shares of the Fund as a factor in selecting from among those broker-dealers qualified to provide comparable prices and execution on the Fund's portfolio transactions. The Fund does not, however, require a broker-dealer to sell shares of the Fund in order for it to be considered to execute portfolio transactions, and will not enter into any arrangement whereby a specific amount or percentage of the Fund's transactions will be directed to a broker which sells shares of the Fund to customers. The Directors review, periodically, the allocation of brokerage orders to monitor the operation of these policies.

     The Investment Manager and certain of its affiliates currently serve as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner as they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. DIRECTED BROKERAGE


     During the fiscal year ended August 31, 2003, the Fund did not pay any brokerage commissions to brokers because of research services provided.


E. REGULAR BROKER-DEALERS


     During the fiscal year ended August 31, 2003, the Fund purchased securities issued by Abbey National North America LLC, Banc of America Securities LLC, Deutsche Bank Securities Inc., General Electric Capital Corp., Goldman Sachs & Co., UBS Securities LLC and Well Fargo Brokerage Services, which issuers were among the top ten brokers or the top ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the year. At August 31, 2003, the Fund held securities issued by General Electric Capital Corp., Wells Fargo Brokerage Services, Deutsche Bank Securities Inc., UBS Securities LLC and Goldman Sachs & Co., valued at $1,117,716,278, $1,099,777,083, $699,630,250,
$599,760,111 and $394,389,868, respectively.


VII. CAPITAL STOCK AND OTHER SECURITIES

     The Fund has an authorized capital of 50 billion shares of common stock with a par value of $.01 per share. All shares are of the same class and are freely transferable. Each outstanding share is entitled to one vote on all matters submitted to a vote of shareholders and to a pro rata share of the Fund's net assets in liquidation and of dividends declared. The Fund may also issue fractional shares.


     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Directors may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Fund's By-Laws. Under certain circumstances, the Directors may be removed by the actions of the Directors. In addition, under certain circumstances, the shareholders may call a meeting to remove the Directors and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Directors.


VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES

A. PURCHASE/REDEMPTION OF SHARES

     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's PROSPECTUS.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions.

With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit.The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

     REDEMPTIONS. A check drawn by a shareholder against his or her account in the Fund constitutes a request for redemption of a number of shares sufficient to provide proceeds equal to the amount of the check. Payment of the proceeds will normally be made on the next business day after receipt by the Transfer Agent of the check in proper form. If a check is presented for payment to the Transfer Agent by a shareholder or payee in person, the Transfer Agent will make payment by means of a check drawn on the Fund's account or, in the case of a shareholder payee, to the shareholder's predesignated bank account, but will not make payment in cash.

     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.

B. OFFERING PRICE

     The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities.

     The Fund utilizes the amortized cost method in valuing its portfolio securities for purposes of determining the net asset value of its shares. The Fund utilizes the amortized cost method in valuing its portfolio securities even though the portfolio securities may increase or decrease in market value, generally in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost at the time of purchase adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the investment. During such periods, the yield to investors in the Fund may differ somewhat from that obtained in a similar company which uses market-to-market values for all of its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00.

     The use of the amortized cost method to value the portfolio securities of the Fund and the maintenance of the per share net asset value of $1.00 is permitted pursuant to Rule 2a-7 of the Investment Company Act (the "Rule") and is conditioned on its compliance with various conditions contained in the Rule including: (a) the Directors are obligated, as a particular responsibility within the overall duty of care owed to the Fund's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share;
(b) the procedures include (i) calculation, at such intervals as the Directors determine are appropriate and as are reasonable in light of current market conditions, of the deviation, if any, between net asset value per share using amortized cost to value portfolio securities and net asset value per share based upon available market quotations with respect to such portfolio securities; (ii) periodic review by the Directors of the amount of deviation as well as methods used to calculate it; and (iii) maintenance of written records of the procedures, and the Directors' considerations made pursuant to them and any actions taken upon such consideration; (c) the Directors should consider what steps should be taken, if any, in the event of a difference of more than

1/2 of 1% between the two methods of valuation; and (d) the Directors should take such action as they deem appropriate (such as shortening the average portfolio maturity, realizing gains or losses, withholding dividends or, as provided by the By-Laws, reducing the number of outstanding shares of the Fund) to eliminate or reduce to the extent reasonably practicable material dilution or other unfair results to investors or existing shareholders which might arise from differences between the two methods of valuation.

     Generally, for purposes of the procedures adopted under the Rule, the maturity of a portfolio security is deemed to be the period remaining (calculated from the trade date or such other date on which the Fund's interest in the instrument is subject to market action) until the date on which in accordance with the terms of the security the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

     A variable rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. A floating rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

     An "NRSRO" is a nationally recognized statistical rating organization. The term "Requisite NRSROs" means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (ii) if only one NRSRO has issued a rating with respect to such security or issuer at the time a fund purchases or rolls over the security, that NRSRO.

     An Eligible Security is generally defined in the Rule to mean (i) a rated security with a remaining maturity of 397 calendar days or less that has received a rating from the Requisite NRSROs in one of the two highest short-term rating categories (within which there may be sub-categories or gradations indicating relative standing); or (ii) An Unrated Security that is of comparable quality to a security meeting the requirements of (1) above, as determined by Directors; (iii) In addition, in the case of a security that is subject to a Demand Feature or Guarantee: (A) The Guarantee has received a rating from an NRSRO or the Guarantee is issued by a guarantor that has received a rating from an NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security to the Guarantee, unless: (1) the Guarantee is issued by a person that directly or indirectly, controls, is controlled by or is under a common control with the issuer of the security subject to the Guarantee (other than a sponsor or a Special Purpose Entity with respect to an Asset Backed Security: (2) the security subject to the Guarantee is a repurchase agreement that is Collateralized Fully; or (3) the Guarantee itself is a Government Security and
(B) the issuer of the Demand Feature, or another institution, has undertaken promptly to notify the holder of the security in the event the Demand Feature or Guarantee is substituted with another Demand Feature or Guarantee (if such substitution is permissible under the terms of the Demand Feature or Guarantee). The Fund will limit its investments to securities that meet the requirements for Eligible Securities.

     As permitted by the Rule, the Directors have delegated to the Fund's Investment Manager the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.

     Also, as required by the Rule, the Fund will limit its investments in securities, other than Government securities, so that, at the time of purchase:
(a) except as further limited in (b) below with regard to certain securities, no more than 5% of its total assets will be invested in the securities of any one issuer; and (b) with respect to Eligible Securities that have received a rating in less than the highest category by any one of the NRSROs whose ratings are used to qualify the security as an Eligible Security, or that have been determined to be of comparable quality: (i) no more than 5% in the aggregate of the Fund's total assets in all such securities, and (ii) no more than the greater of 1% of total assets, or $1 million, in the securities on any one issuer.

     The Rule further requires that the Fund limit its investments to U.S.dollar-denominated instruments which the Directors determine present minimal credit risks and which are Eligible Securities. The Rule also requires the Fund to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Fund will invest its available cash in such a manner as to reduce such maturity to 90 days or less a soon as is reasonably practicable.

     If the Directors determine that it is no longer in the best interests of the Fund and its shareholders to maintain a stable price of $1.00 per share or if the Directors believe that maintaining such price no longer reflects a market-based net asset value per share, the Directors have the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Fund will notify shareholders of the Fund of any such change.

IX. TAXATION OF THE FUND AND SHAREHOLDERS


     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan.


     The Fund intends to distribute all of its daily net investment income (and net short-term capital gains, if any) to shareholders of record as of the close of business the preceding business day. Net income, for dividend purposes, includes accrued interest and amortization of acquisition, original issue and market discount, plus or minus any short-term gains or losses realized on sales of portfolio securities, less the amortization of market premium and the estimated expenses of the Fund. Net income will be calculated immediately prior to the determination of net asset value per share of the Fund.

     The Directors of the Fund may revise the dividend policy, or postpone the payment of dividends, if the Fund should have or anticipate any large unexpected expense, loss or fluctuation in net assets which, in the opinion of the Directors, might have a significant adverse effect on shareholders. On occasion, in order to maintain a constant $1.00 per share net asset value, the Directors may direct that the number of outstanding shares be reduced in each shareholder's account. Such reduction may result in taxable income to a shareholder in excess of the net increase (i.e., dividends, less such reductions), if any, in the shareholder's account for a period of time. Furthermore, such reduction may be realized as a capital loss when the shares are liquidated.

     It has been and remains the Fund's policy and practice that, if checks for dividends or distributions paid in cash remain uncashed, no interest will accrue on amounts represented by such uncashed checks.

     INVESTMENT COMPANY TAXATION. The Fund has qualified and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund will not be subject to federal income tax, to the extent that it distributes its taxable net investment income and its net realized gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that it will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, a Fund may instead determine to retain all or part of any capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses.

     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution to avoid taxation at the Fund level. Such distributions will be made from available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.


     Shareholders will be subject to federal income tax and state and/or local income tax on dividends paid from interest income derived from taxable securities and on distributions of realized net short-term capital gains and long-term capital gains. Interest and realized net short-term capital gains distributions are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Under recently enacted legislation, ordinary income dividends received by a shareholder may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates. Distributions of long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009, and the maximum rate on dividends would move to 35% in 2009 and 39.6% in 2011. Since the Fund's income is expected to be derived entirely from interest rather than dividends, none of such distributions will be eligible for the federal dividends received deduction available to corporations. Realized net long-term capital gains distributions, which are taxable as long-term capital gains, are not eligible for the dividends received deduction.


     Shareholders are generally taxed on any capital gain distributions from the Fund in the year they are actually distributed. However, if any such distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of any taxable interest income and short-term capital gains.

     After the end of each calender year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income and the portion taxable as long-term capital gains.


     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's shares normally is treated as a sale for tax purposes. Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shares of the Fund held for a period of one year or less at the time of such sale or redemption generally, for tax purposes, will result in short-term capital gains or losses and those held for more than one year generally will result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009. However, as the Fund intends to maintain the Fund's share price at $1.00, preserving the principal value of a shareholder's investment, a shareholder generally will not realize gain or loss on the sale or redemption of shares in the Fund.


     Exchanges of shares in the Fund for shares of other Morgan Stanley Funds are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares of the Fund, followed by a purchase of shares of the second fund.

     Shareholders are urged to consult their own tax advisors regarding specific questions as to federal, state or local taxes.

X. UNDERWRITERS

     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares.These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. CALCULATION OF PERFORMANCE DATA


     The Fund's current yield for the seven days ending August 31, 2003 was 0.50%. The seven day effective yield on August 31, 2003 was 0.50%, assuming daily compounding.


     The Fund's annualized current yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining, for a stated seven-day period, the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

     The Fund's annualized effective yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining (for the same stated seven-day period as for the current yield), the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

     The yields quoted in any advertisement or other communication should not be considered a representation of the yields of the Fund in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the Fund and changes in interest rates on such investments, but also on changes in the Fund's expenses during the period.

     Yield information may be useful in reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time, the Fund's yield fluctuates.


     The Fund may also advertise the performance of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund by adding the sum of all distributions on 10,000, 50,000 or 100,000 shares of the Fund since inception to $10,000, $50,000 and $100,000, as the case may be. Investments of $10,000,
$50,000 and $100,000 in the Fund at inception would have grown to $63,094, $315,470 and $630,940, respectively, at August 31, 2003.


XII. FINANCIAL STATEMENTS


     EXPERTS. The financial statements of the Fund for the fiscal year ended August 31, 2003 included in this STATEMENT OF ADDITIONAL INFORMATION and incorporated by reference in the PROSPECTUS have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.


                                      *****

     This STATEMENT OF ADDITIONAL INFORMATION and the PROSPECTUS do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

MORGAN STANLEY LIQUID ASSET FUND INC.
PORTFOLIO OF INVESTMENTS  -  AUGUST 31, 2003

                                                                   ANNUALIZED
 PRINCIPAL                                                           YIELD
 AMOUNT IN                                                         ON DATE OF        MATURITY
 THOUSANDS                                                          PURCHASE           DATE                VALUE
---------------------------------------------------------------------------------------------------------------------
              COMMERCIAL PAPER (46.3%)
              BANKING (5.7%)
$   100,000   Bank One Corp.                                          1.05 %         09/16/03        $     99,950,417
    750,000   Citicorp                                             1.02 - 1.06  09/04/03 - 10/30/03       749,550,167
    220,000   J.P. Morgan Chase & Co.                                 1.04           09/08/03             219,942,800
    250,000   Wells Fargo & Co.                                       1.07           09/29/03             249,777,083
                                                                                                     ----------------
                                                                                                        1,319,220,467
                                                                                                     ----------------

              CHEMICALS: MAJOR DIVERSIFIED (0.4%)
    100,000   DuPont (E.I.) de Nemours & Co.                          1.05           11/17/03              99,769,583
                                                                                                     ----------------
              FINANCE - AUTOMOTIVE (0.4%)
    100,000   Toyota Motor Credit Corp.                               1.06           10/02/03              99,902,833
                                                                                                     ----------------
              FINANCE - CONSUMER (2.2%)
    495,000   New Center Asset Trust                               1.02 - 1.04  09/05/03 - 10/09/03       494,676,989
                                                                                                     ----------------
              FINANCE - CORPORATE (0.5%)
    100,000   CIESCO, LLC                                             1.05           09/26/03              99,921,250
                                                                                                     ----------------
              FINANCIAL CONGLOMERATES (9.5%)
  1,120,000   General Electric Capital Corp.                       1.03 - 1.09  09/22/03 - 12/22/03     1,117,716,278
  1,080,000   Mortgage Interest Networking Trust                   1.02 - 1.07  09/16/03 - 10/27/03     1,078,910,724
                                                                                                     ----------------
                                                                                                        2,196,627,002
                                                                                                     ----------------
              INTERNATIONAL BANKS (25.9%)
    250,000   ANZ (DE) Inc.                                        1.05 - 1.06  10/14/03 - 11/07/03       249,564,625
     90,000   BNP Paribas Finance Inc.                                1.03           09/02/03              89,992,275
    780,000   Barclays U.S. Funding Corp.                          1.02 - 1.04  09/10/03 - 10/15/03       779,354,078
    200,000   CBA (Delaware) Finance Inc.                             1.06           11/06/03             199,599,555
    325,000   Canadian Imperial Holdings Inc.                      1.03 - 1.05  09/09/03 - 10/10/03       324,720,521
    700,000   Deutsche Bank Financial LLC                             1.02      09/15/03 - 09/19/03       699,630,250
    840,000   ING (U.S.) Funding LLC                               1.02 - 1.06  10/09/03 - 11/19/03       838,456,450
  1,100,000   Royal Bank of Scotland PLC                           1.02 - 1.06  09/26/03 - 10/29/03     1,098,540,166
  1,100,000   Societe Generale N.A. Inc.                              1.04      09/02/03 - 10/06/03     1,099,475,667
    600,000   UBS Finance (Delaware) LLC                              1.03      09/12/03 - 09/15/03       599,760,111
                                                                                                     ----------------
                                                                                                        5,979,093,698
                                                                                                     ----------------
              INVESTMENT BANKS/BROKERS (1.7%)
    395,000   Goldman Sachs Group, Inc. (The)                         1.03      10/20/03 - 10/24/03       394,389,868
                                                                                                     ----------------
              Total Commercial Paper
               (COST $10,683,601,690)                                                                  10,683,601,690
                                                                                                     ----------------

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                   ANNUALIZED
 PRINCIPAL                                                           YIELD
 AMOUNT IN                                                         ON DATE OF        MATURITY
 THOUSANDS                                                          PURCHASE           DATE               VALUE
---------------------------------------------------------------------------------------------------------------------
              U.S. Government & Agency Obligations (45.4%)
$ 2,570,000   Federal Home Loan Banks                              0.88 - 1.05% 09/10/03 - 01/21/04  $  2,565,854,342
  3,143,000   Federal National Mortgage Assoc.                     0.95 - 1.18  09/17/03 - 04/30/04     3,136,343,470
  1,690,000   Freddie Mac                                          1.15 - 1.24  09/04/03 - 02/17/04     1,685,409,978
  3,100,000   U.S. Treasury Bills                                  0.82 - 1.17  09/11/03 - 02/26/04     3,091,350,930
                                                                                                     ----------------
              Total U.S. Government & Agency Obligations
               (COST $10,478,958,720)                                                                  10,478,958,720
                                                                                                     ----------------
              Certificates of Deposit (5.8%)
    300,000   Branch Banking & Trust Co., N.C.                        1.04           10/07/03             300,000,000
    200,000   State Street Bank & Trust Co.                           1.05           09/03/03             200,000,000
    850,000   Wells Fargo Bank, N.A.                               1.04 - 1.06  10/01/03 - 11/21/03       850,000,000
                                                                                                     ----------------
              Total Certificates of Deposit
               (COST $1,350,000,000)                                                                    1,350,000,000
                                                                                                     ----------------
              Short-Term Bank Notes (3.4%)
    200,000   LaSalle Bank, N.A.                                      1.03           09/08/03             200,000,000
    595,000   Standard Federal Bank, N.A.                          1.03 - 1.07  09/09/03 - 09/29/03       595,000,000
                                                                                                     ----------------
              Total Short-Term Bank Notes
               (COST $795,000,000)                                                                        795,000,000
                                                                                                     ----------------
              Repurchase Agreement (0.1%)
     10,799   The Bank of New York
              (dated 08/29/03; proceeds $10,800,756) (a)
               (COST $10,799,706)                                     0.875          09/02/03              10,799,706
                                                                                                     ----------------
              Total Investments
               (COST $23,318,360,116) (b)                                             101.0%           23,318,360,116
              Liabilities In Excess of Other Assets                                   (1.0)              (237,407,554)
                                                                                      ----           ----------------
              Net Assets                                                              100.0%         $ 23,080,952,562
                                                                                      =====          ================

----------
(a) COLLATERALIZED BY U.S. TREASURY BOND 6.125% DUE 08/15/29 VALUED AT $11,015,757.
(b)  COST IS THE SAME FOR FEDERAL INCOME TAX PURPOSES.

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY LIQUID ASSET FUND INC.
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
AUGUST 31, 2003

Assets:
Investments in securities, at value (cost $23,318,360,116)   $  23,318,360,116
Cash                                                                    90,001
Receivable for:
  Interest                                                           1,468,653
  Capital stock sold                                                   857,105
Prepaid expenses and other assets                                      286,448
                                                             -----------------
    Total Assets                                                23,321,062,323
                                                             -----------------
Liabilities:
Payable for:
  Capital stock redeemed                                           233,129,809
  Investment management fee                                          4,848,565
  Distribution fee                                                   1,850,546
Accrued expenses and other payables                                    280,841
                                                             -----------------
    Total Liabilities                                              240,109,761
                                                             -----------------
    Net Assets                                               $  23,080,952,562
                                                             =================
Composition of Net Assets:
Paid-in-capital                                              $  23,080,252,006
Accumulated undistributed net investment income                        700,556
                                                             -----------------
    Net Assets                                               $  23,080,952,562
                                                             =================
Net Asset Value Per Share,
  23,080,923,117 shares outstanding
  (50,000,000,000 shares authorized of $.01 par value)       $            1.00
                                                             =================

                        SEE NOTES TO FINANCIAL STATEMENTS

Statement of Operations
FOR THE YEAR ENDED AUGUST 31, 2003

Net Investment Income:

Interest Income                                              $     332,250,701
                                                             -----------------
Expenses
Investment management fee                                           61,813,600
Transfer agent fees and expenses                                    45,498,053
Distribution fee                                                    22,936,254
Shareholder reports and notices                                        684,538
Custodian fees                                                         461,062
Registration fees                                                      304,455
Insurance                                                              288,221
Professional fees                                                       54,585
Directors' fees and expenses                                            46,146
Other                                                                   83,183
                                                             -----------------
    Total Expenses                                                 132,170,097
                                                             -----------------
Net Investment Income                                        $     200,080,604
                                                             =================

                        SEE NOTES TO FINANCIAL STATEMENTS

Statement of Changes in Net Assets

                                                                         FOR THE YEAR          FOR THE YEAR
                                                                            ENDED                  ENDED
                                                                        AUGUST 31, 2003      AUGUST 31, 2002
                                                                      ------------------    ------------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income                                                 $      200,080,604    $      414,504,458
Net realized gain                                                                     --                97,747
                                                                      ------------------    ------------------
    Net Increase                                                             200,080,604           414,602,205
                                                                      ------------------    ------------------
Dividends and Distributions to Shareholders from:
Net investment income                                                       (200,068,427)         (414,506,401)
Net realized gain                                                                     --               (97,747)
                                                                      ------------------    ------------------
    Total Dividends and Distributions                                       (200,068,427)         (414,604,148)
                                                                      ------------------    ------------------
Net increase (decrease) from capital stock transactions                     (849,967,415)          744,137,984
                                                                      ------------------    ------------------
    Net Increase (Decrease)                                                 (849,955,238)          744,136,041

Net Assets:
Beginning of period                                                       23,930,907,800        23,186,771,759
                                                                      ------------------    ------------------
End of Period (INCLUDING ACCUMULATED UNDISTRIBUTED NET INVESTMENT
  INCOME OF $700,556 AND $688,462, RESPECTIVELY)                      $   23,080,952,562    $   23,930,907,800
                                                                      ==================    ==================

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY LIQUID ASSET FUND INC.
NOTES TO FINANCIAL STATEMENTS  -  AUGUST 31, 2003


1. Organization and Accounting Policies

Morgan Stanley Liquid Asset Fund Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objectives are high current income, preservation of capital and liquidity. The Fund was incorporated in Maryland on September 3, 1974 and commenced operations on September 22, 1975.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- Portfolio securities are valued at amortized cost, which approximates market value.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Repurchase Agreements -- The Fund may invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. Federal Income Tax Policy -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to shareholders as of the close of each business day.

F. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Management Agreement

Pursuant to an Investment Management Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% to the portion of the daily net assets not exceeding $500 million; 0.425% to the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.375% to the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.35 billion; 0.325% to the portion of the daily net assets exceeding $1.35 billion but not exceeding $1.75 billion; 0.30% to the portion of the daily net assets exceeding $1.75 billion but not exceeding $2.15 billion; 0.275% to the portion of the daily net assets exceeding $2.15 billion but not exceeding $2.5 billion; 0.25% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $15 billion; 0.249% to the portion of the daily net assets exceeding $15 billion but not exceeding $17.5 billion; 0.248% to the portion of the daily net assets exceeding $17.5 billion but not exceeding $25 billion; 0.247% to the portion of daily net assets in excess of $25 billion but not exceeding $30 billion; and 0.246% to the portion of the daily net assets exceeding $30 billion.

3. Plan of Distribution

Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection with the promotion of sales of Fund shares.

Reimbursements for these expenses are made in monthly payments by the Fund to the Distributor, which will in no event exceed an amount equal to a payment at the annual rate of 0.15% of the Fund's average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the year ended August 31, 2003, the distribution fee was accrued at the annual rate of 0.10%.

4. Security Transactions and Transactions with Affliliates

The cost of purchases and proceeds from sales/maturities of portfolio securities for the year ended August 31, 2003, aggregated $133,556,665,986 and $134,666,868,762, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At August 31, 2003, the Fund had transfer agent fees and expenses payable of approximately $37,800.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended August 31, 2003 included in Directors' fees and expenses in the Statement of Operations amounted to $7,312. At August 31, 2003, the Fund had an accrued pension liability of $60,001, which is included in accrued expenses in the Statement of Assets and Liabilities.

5. Capital Stock

Transactions in capital stock, at $1.00 per share, were as follows:

                                                                        FOR THE YEAR          FOR THE YEAR
                                                                            ENDED                 ENDED
                                                                       AUGUST 31, 2003       AUGUST 31, 2002
                                                                      ------------------    ------------------
Shares sold                                                               55,318,997,385        58,498,672,250
Shares issued in reinvestment of dividends and distributions                 199,710,575           413,734,875
                                                                      ------------------    ------------------
                                                                          55,518,707,960        58,912,407,125
Shares redeemed                                                          (56,368,675,375)      (58,168,269,141)
                                                                      ------------------    ------------------
Net increase (decrease)                                                     (849,967,415)          744,137,984
                                                                      ==================    ==================

MORGAN STANLEY LIQUID ASSET FUND INC.
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a share of capital stock outstanding throughout each period:

                                                                    FOR THE YEAR ENDED AUGUST 31,
                                         --------------------------------------------------------------------------------
                                             2003             2002             2001             2000             1999
                                         ------------     ------------     ------------     ------------     ------------
Selected Per Share Data:
Net asset value, beginning of period     $       1.00     $       1.00     $       1.00     $       1.00     $       1.00
                                         ------------     ------------     ------------     ------------     ------------
Net income from investment
 operations                                     0.009            0.018            0.051            0.055            0.046

Less dividends from net investment
 income                                        (0.009)          (0.018)+         (0.051)+         (0.055)          (0.046)
                                         ------------     ------------     ------------     ------------     ------------

Net asset value, end of period           $       1.00     $       1.00     $       1.00     $       1.00     $       1.00
                                         ============     ============     ============     ============     ============

Total Return                                     0.86%            1.78%            5.24%            5.69%            4.74%

Ratios to Average Net Assets:
Expenses                                         0.56%            0.56%            0.57%            0.58%            0.59%
Net investment income                            0.85%            1.76%            5.04%            5.51%            4.61%

Supplemental Data:
Net assets, end of period, in millions   $     23,081     $     23,931     $     23,187     $     19,628     $     17,875

----------
+ INCLUDES CAPITAL GAIN DISTRIBUTION OF LESS THAN $0.001.

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY LIQUID ASSET FUND INC.
INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Directors of Morgan Stanley Liquid Asset Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Liquid Asset Fund Inc. (the "Fund"), including the portfolio of investments, as of August 31, 2003, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Liquid Asset Fund Inc. as of August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
NEW YORK, NEW YORK
OCTOBER 15, 2003

                  2003 FEDERAL TAX NOTICE (UNAUDITED)

     Of the Fund's ordinary income dividends paid during the fiscal year ended August 31, 2003, 15.42% was attributable to qualifying Federal obligations. Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

XIII. MORGAN STANLEY INVESTMENT MANAGEMENT
      PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

     INTRODUCTION -- Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

     Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

     PROXY RESEARCH SERVICES -- To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

     VOTING PROXIES FOR CERTAIN NON-US COMPANIES -- While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II. GENERAL PROXY VOTING GUIDELINES

     To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.

III. GUIDELINES

A.   MANAGEMENT PROPOSALS

     1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

        -   Selection or ratification of auditors.

        -   Approval of financial statements, director and auditor reports.

        -   Election of Directors.

        - Limiting Directors' liability and broadening indemnification of Directors.

        - Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.

        - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

        - Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

        -   General updating/corrective amendments to the charter.

        -   Elimination of cumulative voting.

        -   Elimination of preemptive rights.

        - Provisions for confidential voting and independent tabulation of voting results.

        - Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

     2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

        CAPITALIZATION CHANGES

        - Capitalization changes that eliminate other classes of stock and voting rights.

        - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

        - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

        -   Proposals for share repurchase plans.

        - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

        -   Proposals to effect stock splits.

        - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

        COMPENSATION

        - Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

        - Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

        - Establishment of Employee Stock Option Plans and other employee ownership plans.

        ANTI-TAKEOVER MATTERS

        - Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

        -   Adoption of anti-greenmail provisions provided that the proposal:
            (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

     3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.

        - Capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

        - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

        -   Creation of "blank check" preferred stock.

        -   Changes in capitalization by 100% or more.

        - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

        - Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.

        -   Proposals to indemnify auditors.

     4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

        CORPORATE TRANSACTIONS

        - Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.

        - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

        - Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

        - Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

            (i)   Whether the stock option plan is incentive based;

            (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

            (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

        ANTI-TAKEOVER PROVISIONS

        -   Proposals requiring shareholder ratification of poison pills.

        - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B.  SHAREHOLDER PROPOSALS

     1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

        -   Requiring auditors to attend the annual meeting of shareholders.

        - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

        - Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.

        -   Confidential voting.

        -   Reduction or elimination of supermajority vote requirements.

     2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

        -   Proposals that limit tenure of directors.

        -   Proposals to limit golden parachutes.

        - Proposals requiring directors to own large amounts of stock to be eligible for election.

        -   Restoring cumulative voting in the election of directors.

        - Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

        -   Proposals that limit retirement benefits or executive compensation.

        -   Requiring shareholder approval for bylaw or charter amendments.

        - Requiring shareholder approval for shareholder rights plan or poison pill.

        -   Requiring shareholder approval of golden parachutes.

        -   Elimination of certain anti-takeover related provisions.

        -   Prohibit payment of greenmail.

     3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

        - Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

        - Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

        - Proposals that require inappropriate endorsements or corporate actions.

IV. ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A.  PROXY REVIEW COMMITTEE

     1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

        (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

        (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

        (c) The Committee will meet at least monthly to (among other matters):
            (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

        (d) The Committee will meet on an ad hoc basis to (among other matters):
            (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.

        (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

        (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

        (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

                      MORGAN STANLEY LIQUID ASSET FUND INC.
                            PART C OTHER INFORMATION

ITEM 23. EXHIBITS

(a)(1). Articles of Incorporation of the Registrant dated August 30, 1974 and all amendments thereto, comprised of amended Articles of Incorporation dated May 12, 1975 and amendments to Articles of Incorporation dated August 30, 1977, December 20, 1978, May 4, 1979, December 19, 1978,
          September 17, 1981, March 18, 1983, December 16, 1985 and June 29, 1993, are incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A, filed on October 8, 1993.

(a)(2). Articles of Amendment, dated June 22, 1998 are incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A, filed on October 20, 1998.

(a)(3). Articles of Amendment, dated June 18, 2001, incorporated by reference to Exhibit 1(b) of Post-Effective Amendment No. 39 to the Registration Statement on Form N1-A, filed October 26, 2001.

(b). Amended and Restated By-Laws of the Registrant, dated April 24, 2003, filed herein.

(c).      Not Applicable.

(d). Amended Investment Management Agreement between the Registrant and Morgan Stanley Investment Advisors Inc., dated May 1, 2002, is incorporated by reference to Exhibit 4 of Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A, filed on October 25, 2002.

(e)(1). Amended Distribution Agreement dated May 31, 1997 is incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A, filed on October 23, 1997.

(e)(2). Selected Dealer Agreement between Morgan Stanley Distributors Inc. and Morgan Stanley DW Inc. is incorporated by reference to Exhibit 6(b) of Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A, filed on October 7, 1993.

(f).      Not Applicable.

(g)(1). Custody Agreement between The Bank of New York and the Registrant is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A, filed on October 17, 1995.

(g)(2). Amendment to Custody Agreement, dated April 17, 1996, between the Bank of New York and the Registrant is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A, filed on October 16, 1996.

(g)(3). Amendment dated June 15, 2001 to the Custody Agreement of the Registrant, incorporated by reference to Exhibit 7(c) of Post-Effective Amendment No. 39 to the Registration Statement on Form N1-A, filed October 26, 2001.

(g)(4). Foreign Custody Manager Agreement between the Bank of New York and the Registrant, dated June 15, 2001, incorporated by reference to Exhibit 7(d) of Post-Effective Amendment No. 39 to the Registration Statement on Form N1-A, filed October 26, 2001.

(h)(1). Amended and Restated Transfer Agency and Service Agreement between the Registrant and Morgan Stanley Dean Witter Trust FSB, dated September 1, 2000, is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A, filed on October 19, 2000.

(h)(2). Amended Services Agreement, dated June 22, 1998, incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 39 to the Registration Statement on Form N1-A, filed October 26, 2001.

(i).      Opinion of Piper & Marbury, LLP is incorporated by reference to
          Exhibit 9 of Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A, filed on August 24, 1999.

(j).      Consent of Independent Auditors, filed herein.

(k).      Not Applicable.

(l).      Not Applicable.

(m). Amended and Restated Plan of Distribution pursuant to Rule 12b-1, dated July 23, 1997, is incorporated by reference to Exhibit 15 of Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A, filed on October 23, 1997.

(n).      Not Applicable.

(o).      Not Applicable.

(p)(1). Code of Ethics of Morgan Stanley Investment Management Inc. is incorporated by reference to Exhibit 16(a) of Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A, filed on October 25, 2002.

(p)(2). Code of Ethics of the Morgan Stanley Funds is incorporated by reference to Exhibit 16(b) of Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A, filed on October 25, 2002.

Other     Powers of Attorney of Trustees dated October 22, 2003, filed herein.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

     None

ITEM 25. INDEMNIFICATION.

     Reference is made to Section 3.15 of the Registrant's By-Laws and Section 2-418 of the Maryland General Corporation Law.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

     The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17 (h) and 17 (I) of such Act remains in effect.

     Registrant, in conjunction with the Investment Manager, Registrant's Directors, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Director, officer, employee, or agent of registrant, or who is or was serving at the request of registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

     See "Fund Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors"). Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley & Co. Incorporated.

THE PRINCIPAL ADDRESSES ARE AS FOLLOWS:

MORGAN STANLEY SERVICES COMPANY INC. ("MORGAN STANLEY SERVICES")
c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311

MORGAN STANLEY DISTRIBUTORS INC. ("MORGAN STANLEY DISTRIBUTORS")
MORGAN STANLEY DW INC. ("MORGAN STANLEY DW")
MORGAN STANLEY FUNDS
MORGAN STANLEY INVESTMENT ADVISORS INC.
MORGAN STANLEY INVESTMENT MANAGEMENT
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
MORGAN STANLEY INVESTMENT GROUP INC. ("MORGAN STANLEY INVESTMENT GROUP") THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UNIVERSAL INSTITUTIONAL FUNDS") 1221 Avenue of the Americas New York, New York 10020.

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT LTD.
MORGAN STANLEY & CO. INTERNATIONAL LIMITED ("MORGAN STANLEY & CO.
INTERNATIONAL")
25 Cabot Square, London, England.

MORGAN STANLEY INVESTMENTS LP
MORGAN STANLEY INSTITUTIONAL FUND TRUST
MORGAN STANLEY DISTRIBUTION, INC.
One Tower Bridge, West Conshohocken, PA 19428.

VAN KAMPEN INVESTMENT ASSET MANAGEMENT INC. ("VAN KAMPEN")
1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181

MORGAN STANLEY TRUST ("MORGAN STANLEY TRUST")
Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.

          NAME AND POSITION WITH             OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
    MORGAN STANLEY INVESTMENT ADVISORS         INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
-----------------------------------------    ---------------------------------------------------------------
Mitchell M. Merin                            President and Chief Operating Officer of Morgan Stanley
President, Chief Executive Officer           Investment Management; Chairman, Chief Executive Officer and
and Director                                 Director of Morgan Stanley Distributors; Chairman and
                                             Director of Morgan Stanley Trust; President, Chief Executive
                                             Officer and Director of Morgan Stanley Services; President
                                             of the Morgan Stanley Retail Funds, TCW/DW Term Trust 2003
                                             and the Institutional Funds; Director of Morgan Stanley
                                             Investment Management Inc.; Member of the Executive
                                             Committee of Morgan Stanley Investments LP; Director of
                                             various Morgan Stanley subsidiaries; Trustee, President and
                                             Chief Executive Officer of the Van Kampen Open-End Funds;
                                             President and Chief Executive Officer of the Van Kampen
                                             Closed-End Funds.

Barry Fink                                   Managing Director and General Counsel of Morgan Stanley
Managing Director                            Investment Management; Managing Director and Director of
and Director                                 Morgan Stanley Services; Vice President and Secretary of
                                             Morgan Stanley Distributors; Vice President and General
                                             Counsel of the Morgan Stanley Funds.

          NAME AND POSITION WITH             OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
    MORGAN STANLEY INVESTMENT ADVISORS         INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
-----------------------------------------    ---------------------------------------------------------------
A. Thomas Smith III                          Vice President and Assistant Secretary of the Morgan Stanley
Managing Director and                        Funds.
General Counsel

Joseph J. McAlinden                          Chief Investment Officer and Managing Director of Morgan
Managing Director and                        Stanley Investment Management Inc.; Chief Investment Officer
Chief Investment Officer                     and Managing Director of Morgan Stanley Investments LP;
                                             Director of Morgan Stanley Trust.

Thomas L. Bennett                            Managing Director and Director of Morgan Stanley Investment
Managing Director                            Management Inc.; Director of the Universal Institutional
                                             Funds; Managing Director and Executive Committee member of
                                             Morgan Stanley Investments LP; Chairman of Morgan Stanley
                                             Institutional Fund Trust; Director of Morgan Stanley
                                             Distribution, Inc.

Ronald E. Robison                            Managing Director, Chief Administrative Officer and Director
Managing Director, Chief                     of Morgan Stanley Services; Chief Executive Officer and
Administrative Officer and                   Director of Morgan Stanley Trust; Executive Vice President
Director                                     and Principal Executive Officer of the Morgan Stanley Funds.

Dominic P. Caldecott                         Managing Director of Morgan Stanley Investment Management
Managing Director                            Inc., Morgan Stanley Investments LP and Morgan Stanley Dean
                                             Witter Investment Management Ltd.; Vice President and
                                             Investment Manager of Morgan Stanley & Co. International.

Rajesh K. Gupta                              Managing Director and Chief Administrative
Managing Director and Chief                  Officer-Investments of Morgan Stanley Investment Management
Administrative Officer-Investments           Inc. and Morgan Stanley Investments LP.

John B. Kemp, III                            President of Morgan Stanley Distributors.
Executive Director

Francis J. Smith                             Executive Director of Morgan Stanley Services; Vice
Executive Director                           President and Chief Financial Officer of the Morgan Stanley
                                             Funds.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

(1)  Active Assets California Tax-Free Trust

(2)  Active Assets Government Securities Trust

(3)  Active Assets Institutional Government Securities Trust

(4)  Active Assets Institutional Money Trust

(5)  Active Assets Money Trust

(6)  Active Assets Tax-Free Trust

(7)  Morgan Stanley Aggressive Equity Fund

(8) Morgan Stanley Allocator Fund

(9) Morgan Stanley American Opportunities Fund

(10) Morgan Stanley Balanced Growth Fund

(11) Morgan Stanley Balanced Income Fund

(12) Morgan Stanley Biotechnology Fund

(13) Morgan Stanley California Tax-Free Daily Income Trust

(14) Morgan Stanley California Tax-Free Income Fund

(15) Morgan Stanley Capital Opportunities Trust

(16) Morgan Stanley Convertible Securities Trust

(17) Morgan Stanley Developing Growth Securities Trust

(18) Morgan Stanley Dividend Growth Securities Inc.

(19) Morgan Stanley Equity Fund

(20) Morgan Stanley European Growth Fund Inc.

(21) Morgan Stanley Federal Securities Trust

(22) Morgan Stanley Financial Services Trust

(23) Morgan Stanley Flexible Income Trust

(24) Morgan Stanley Fund of Funds

(25) Morgan Stanley Fundamental Value Fund

(26) Morgan Stanley Global Advantage Fund

(27) Morgan Stanley Global Dividend Growth Securities

(28) Morgan Stanley Global Utilities Fund

(29) Morgan Stanley Growth Fund

(30) Morgan Stanley Hawaii Municipal Trust

(31) Morgan Stanley Health Sciences Trust

(32) Morgan Stanley High Yield Securities Inc.

(33) Morgan Stanley Income Builder Fund

(34) Morgan Stanley Information Fund

(35) Morgan Stanley International Fund

(36) Morgan Stanley International SmallCap Fund

(37) Morgan Stanley International Value Equity Fund

(38) Morgan Stanley Japan Fund

(39) Morgan Stanley KLD Social Index Fund

(40) Morgan Stanley Latin American Growth Fund

(41) Morgan Stanley Limited Duration Fund

(42) Morgan Stanley Limited Duration U.S. Treasury Trust

(43) Morgan Stanley Limited Term Municipal Trust

(44) Morgan Stanley Liquid Asset Fund Inc.

(45) Morgan Stanley Market Leader Trust

(46) Morgan Stanley Mid-Cap Value Fund

(47) Morgan Stanley Multi-State Municipal Series Trust

(48) Morgan Stanley Nasdaq-100 Index Fund

(49) Morgan Stanley Natural Resource Development Securities Inc.

(50) Morgan Stanley New Discoveries Fund

(51) Morgan Stanley New York Municipal Money Market Trust

(52) Morgan Stanley New York Tax-Free Income Fund

(53) Morgan Stanley Next Generation Trust

(54) Morgan Stanley Pacific Growth Fund Inc.

(55) Morgan Stanley Prime Income Trust

(56) Morgan Stanley Quality Income Trust

(57) Morgan Stanley Real Estate Fund

(58) Morgan Stanley S&P 500 Index Fund

(59) Morgan Stanley Select Dimensions Investment Series

(60) Morgan Stanley Small-Mid Special Value Fund

(61) Morgan Stanley Special Growth Fund

(62) Morgan Stanley Special Value Fund

(63) Morgan Stanley Strategist Fund

(64) Morgan Stanley Tax-Exempt Securities Trust

(65) Morgan Stanley Tax-Free Daily Income Trust

(66) Morgan Stanley Total Market Index Fund

(67) Morgan Stanley Total Return Trust

(68) Morgan Stanley U.S. Government Money Market Trust

(69) Morgan Stanley U.S. Government Securities Trust

(70) Morgan Stanley Utilities Fund

(71) Morgan Stanley Value-Added Market Series

(72) Morgan Stanley Value Fund

(73) Morgan Stanley Variable Investment Series

(b) The following information is given regarding directors and officers of Morgan Stanley Distributors not listed in Item 26 above. The principal address of Morgan Stanley Distributors is 1221 Avenue of the Americas, New York, New York 10020. Other than Messrs. Higgins and Purcell, who are Trustees of the Registrant, none of the following persons has any position or office with the Registrant.

                                      POSITIONS AND OFFICE WITH
NAME                                 MORGAN STANLEY DISTRIBUTORS
----                       ------------------------------------------------
James F. Higgins                              Director

Philip J. Purcell                             Director

John Schaeffer                                Director

Charles Vadala             Senior Vice President and Financial Principal.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

ITEM 29. MANAGEMENT SERVICES

     Registrant is not a party to any such management-related service contract.

ITEM 30. UNDERTAKINGS

     Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 30th day of October, 2003.

                                    MORGAN STANLEY LIQUID ASSET FUND INC.

                                      By:      /s/ BARRY FINK
                                         ---------------------------------------
                                               Barry Fink
                                               VICE PRESIDENT AND SECRETARY

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 41 has been signed below by the following persons in the capacities and on the dates indicated.

                           SIGNATURES                                         TITLE                      DATE
                           ----------                                         -----                      ----
(1)  Principal Executive Officer                            Chief Executive Officer
                                                            and President

By:          /s/ RONALD E. ROBISON
   -----------------------------------------
             Ronald E. Robison                                                                          10/30/03


(2)  Principal Financial Officer                            Chief Financial Officer


By:          /s/ FRANCIS J. SMITH
   -----------------------------------------
             Francis J. Smith                                                                           10/30/03


(3)  Majority of the Directors


     Charles A. Fiumefreddo (Chairman)
     Philip J. Purcell
     James F. Higgins


By:          /s/ BARRY FINK
   -----------------------------------------
             Barry Fink                                                                                 10/30/03
             Attorney-in-Fact


     Michael Bozic            Manuel H. Johnson
     Edwin J. Garn            Joseph J. Kearns
     Wayne E. Hedien          Michael E. Nugent
                              Fergus Reid

By:          /s/ STUART M. STRAUSS
   -----------------------------------------
             Stuart M. Strauss                                                                          10/30/03
             Attorney-in-Fact

                      MORGAN STANLEY LIQUID ASSET FUND INC.

                                  EXHIBIT INDEX

(b).     --     Amended and Restated By-Laws

(j).     --     Consent of Independent Auditors

Other.   --     Powers of Attorney of Trustees